As filed with the Securities and Exchange Commission on April 29, 1997


                                                       Registration No. 33-92466

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 3
                                    UNDER THE
                             SECURITIES ACT OF 1933



                           NASL VARIABLE LIFE ACCOUNT
                              (Exact name of trust)

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                               (Name of depositor)

                              116 Huntington Avenue
                                Boston, MA 02116
              (Address of Depositor's Principal Executive Offices)


       James D. Gallagher, Esq.
       Vice President, Secretary
          and General Counsel                             Copy to:
     North American Security Life                   J. Sumner Jones, Esq.
           Insurance Company                        Jones & Blouch L.L.P.
         116 Huntington Avenue                         Suite 405 West
           Boston, MA  02116                     1025 Thomas Jefferson Street
(Name and Address of Agent for Service)          Washington, DC 20007-0805



                  It is proposed that this filing will become effective:

                  ____ immediately upon filing pursuant to paragraph (b) of Rule
                       485


                    X  on May 1, 1997 pursuant to paragraph (b) of Rule 485 -
                  ____


                  ____ 60 days after filing pursuant to paragraph (a)(1) of Rule
                       485

                  ___ on _______ pursuant to paragraph (a)(1) of Rule 485




Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. Registrant filed the 24f-2 Notice for the fiscal year ended December 31, 1996 on February 27, 1997.

                    RECONCILIATION AND THE TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS


ITEM NO. OF                     CAPTION IN
FORM N-8B-2                     PROSPECTUS
------------------------------- ------------------------------------------------

1.        Cover Page
2.        Cover Page
3.        Not Applicable
4.        OTHER MATTERS:  Distribution of the Contract
5. GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST: NASL Variable Life Account , North American Security Life Insurance Company
6. GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST: NASL Variable Life Account
7.        Not Applicable
8.        Not Required
9.        OTHER MATTERS:  Legal Proceedings
10. GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST: North American Security Life Insurance Company, NASL Series Trust; OTHER
          MATTERS: Voting Rights; CHARGES AND DEDUCTIONS; DESCRIPTION OF THE CONTRACT
11. GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST: NASL Series Trust
12. GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST: NASL Series Trust
13.       CHARGES AND DEDUCTIONS; FEDERAL TAX MATTERS; OTHER MATTERS:
          Distribution of the Contract
14.       DESCRIPTION OF THE CONTRACT:  Application for a Contract
15.       DESCRIPTION OF THE CONTRACT:  Allocation of Payments
16. DESCRIPTION OF THE CONTRACT: Payments; GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST: NASL Series Trust
17.       DESCRIPTION OF THE CONTRACT: Withdrawals; CHARGES AND DEDUCTIONS:
          Withdrawal Charge
18.       DESCRIPTION OF THE CONTRACT; CHARGES AND DEDUCTIONS; FEDERAL TAX
          MATTERS
19.       OTHER MATTERS:  Notices and Reports to Contract Holders
20.       Not Applicable
21.       DESCRIPTION OF THE CONTRACT:  Loans
22.       Not Applicable
23.       OTHER MATTERS:  Safekeeping of Separate Account Assets
24.       DESCRIPTION OF THE CONTRACT
25. GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST: North American Security Life Insurance Company
26.       Not Applicable
27. GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST: North American Security Life Insurance Company
28.       OTHER MATTERS:  Officers and Directors of the Company
29. GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST: North American Security Life Insurance Company
30.       Not Applicable
31.       Not Applicable
32.       Not Applicable
33.       Not Applicable
34.       Not Applicable
35.       OTHER MATTERS:  Distribution of the Contract
36.       Not Required
37.       Not Applicable
38.       OTHER MATTERS:  Distribution of the Contract
39.       OTHER MATTERS:  Distribution of the Contract
40.       Not Applicable
41. GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST: North American Security Life Insurance Company; OTHER MATTERS: Distribution of the Contract
42.       Not Applicable
43.       Not Applicable
44.       DESCRIPTION OF THE CONTRACT:  Allocation of Payments
45.       Not Applicable
46.       DESCRIPTION OF THE CONTRACT;  CHARGES AND DEDUCTIONS
47. GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST: NASL Series Trust, NASL Variable Life Account
48.       Not Applicable
49.       Not Applicable
50. GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST: NASL Variable Life Account
51.       Cover Page;  DESCRIPTION OF THE CONTRACT; CHARGES AND DEDUCTIONS
52. GENERAL INFORMATION ABOUT NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST: NASL Variable Life Account, NASL Series Trust
53.       FEDERAL TAX MATTERS
54.       Not Applicable
55.       Not Applicable
56.       Not Required
57.       Not Required
58.       Not Required
59.       FINANCIAL STATEMENTS

                           NASL VARIABLE LIFE ACCOUNT

                                       OF
                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                  VENTURE LIFE
                        MODIFIED SINGLE PAYMENT VARIABLE
                             LIFE INSURANCE CONTRACT
                                NON-PARTICIPATING

         This Prospectus describes Venture Life, a modified single payment combination fixed and variable life insurance contract (the "contract"), offered by North American Security Life Insurance Company (the "Company"), a stock life insurance company the ultimate parent of which is The Manufacturers Life Insurance Company ("Manulife"). The contract is designed primarily for use in estate planning. The contract requires the contract owner to make an initial premium payment of at least $10,000 and, subject to certain restrictions, permits additional premium payments.

         The contract provides for a face amount which is the minimum death benefit while the contract is in force. The contract can be issued on either a single life or last survivor basis. At the death of the insured while the contract is in force, the Company will pay the death benefit (minus any indebtedness) to the beneficiary.


         Values under the contract may be allocated to a fixed investment option and held in the Company's general account, or to one or more of twenty-nine currently available variable investment options and held in the NASL Variable Life Account (the "Variable Account"), a separate account of the Company. Except as specifically noted herein and as set forth in the caption "FIXED INVESTMENT OPTION" below, this Prospectus describes only the variable portion of the contract.



         Assets allocated to the Variable Account will be held in one or more of twenty-nine Sub-Accounts of the Variable Account (the "Sub-Accounts"). The assets of each Sub-Account are invested in shares of NASL Series Trust (the "Trust"), a mutual fund having an investment Portfolio for each Sub-Account of the Variable Account. See the accompanying Prospectus of the Trust. The value of a contract owner's interest in the Variable Account will, and a contract's death benefit may, vary with the investment performance of the Portfolios underlying the Sub-Accounts to which values are allocated. The Company does not guarantee the performance of any Portfolio.


         BECAUSE THE CONTRACT WILL TYPICALLY BE TREATED AS A MODIFIED ENDOWMENT CONTRACT FOR FEDERAL INCOME TAX PURPOSES, LOANS, PARTIAL WITHDRAWALS OR SURRENDER OF THE CONTRACT MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.

         It may not be advantageous to purchase variable life insurance as a replacement for existing insurance.


PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING. IN ADDITION, THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE COMMISSION.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                    The date of the Prospectus is May 1, 1997



VENLIFE.597

                                TABLE OF CONTENTS




SPECIAL TERMS .............................................................  3
SUMMARY ...................................................................  5
GENERAL INFORMATION ABOUT NORTH AMERICAN
SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE
LIFE ACCOUNT AND NASL SERIES TRUST ........................................  7
         North American Security Life Insurance Company ...................  7
         NASL Variable Life Account .......................................  7
         NASL Series Trust ................................................  8
DESCRIPTION OF THE CONTRACT ............................................... 11
         Application for a Contract ....................................... 11
         Payments ......................................................... 12
         Allocation of Payments ........................................... 13
         Variable Investment Options ...................................... 13
         Transfers Among Investment Options ............................... 13
         Telephone Transactions ........................................... 13
         Dollar Cost Averaging ............................................ 14
         Asset Rebalancing Program ........................................ 14
         Loans ............................................................ 14
         Withdrawals ...................................................... 15
         Death Benefit .................................................... 16
         Annuity Payment Options .......................................... 16
         Termination ...................................................... 17
         Reinstatement .................................................... 18
         Fixed Investment Option .......................................... 18
         Ten Day Right to Review .......................................... 19
         Ownership ........................................................ 19
         Beneficiary ...................................................... 19
         Miscellaneous Contract Provisions ................................ 20
CHARGES AND DEDUCTIONS .................................................... 21
         Monthly Deduction ................................................ 21
         Distribution Charge .............................................. 21

         Premium Tax Charge ............................................... 21
         Federal Tax Charge ............................................... 21
         Administration Charge ............................................ 21
         Cost of Insurance Charge ......................................... 21
         Mortality and Expense Risk Charge ................................ 22
         Withdrawal Charge ................................................ 22
         Other Taxes ...................................................... 22
FEDERAL TAX MATTERS ....................................................... 23
         Introduction ..................................................... 23
         Tax Status of the Company ........................................ 23
         Taxation of Life Insurance Contracts in General .................. 23
         Federal Income Tax Withholding ................................... 27
OTHER MATTERS ............................................................. 27
         Voting Rights .................................................... 27
         Notices and Reports to Contract Owners ........................... 27
         Distribution of the Contract ..................................... 28
         Officers and Directors of the Company ............................ 28
         Legal Proceedings ................................................ 30
         Legal Matters .................................................... 30
         Independent Auditors ............................................. 30
         Safekeeping of Variable Account Assets ........................... 30
         Other Information ................................................ 30
         Contract Owner Inquiries ......................................... 30
CONTRACT ILLUSTRATIONS .................................................... 31
FINANCIAL STATEMENTS ...................................................... 39

                                  SPECIAL TERMS



Age and Attained Age       The age of the insured's last birthday on the
                           contract date. If the insured is more than one person, "age" is the joint equivalent age specified on the contract specifications page. "Attained age" is age plus the number of complete contract years.

Annuity Option             One of several alternative methods by which payment
                           of the proceeds may be made. If no annuity option is specified, then proceeds will be paid in a lump-sum.

Beneficiary                The person, persons, or entity to whom the death
                           benefit proceeds are payable following the death of the insured.

Cash Value                 The contract value minus any applicable withdrawal
                           charge.

Company                    North American Security Life Insurance Company.

Contingent                 The person, persons or entity who becomes the
Beneficiary                beneficiary if the beneficiary is not alive.

Contract                   The anniversary of the contract date.
Anniversary

Code                       The Internal Revenue Code of 1986, as amended.

Contract Date              The date from which contract anniversary, contract
                           year and monthly anniversary day are determined. The contract date is specified on the contract specifications page.

Contract Value             The total of the investment account values and, if
                           applicable, any amount in the loan account attributable to the contract.

Contract Year              The period of twelve consecutive months beginning on
                           the contract date or any contract anniversary thereafter.

Death Benefit              The death benefit is determined on the date of the
                           insured's death and will be the greater of (a) the face amount or (b) the contract value multiplied by the death benefit factor stated in the contract.

Debt Any amounts in the loan account attributable to the contract plus any accrued loan interest.

Face Amount                The minimum death benefit provided by the contract.
                           The initial face amount is shown on the contract specifications page. The face amount may be reduced as a result of partial withdrawals and may be increased as the result of additional premium payments.

General Account            All of the assets of the Company other than assets in
                           separate accounts.

In Force The contract is in effect, beginning on the later of the issue date or receipt of the initial payment, until the contract is terminated.

Insured The person whose life is covered by the contract, as specified on the contract specifications page. If more than one person is so named, all provisions of the contract which are based on the death of the insured will be based on the date of the death of the last survivor of those persons.

Investment Account         An account the Company establishes for the owner
                           which represents the owner's interest in an investment option.

Investment Account Value   The value of the owner's investment in an investment
                           account.

Investment Options         The fixed and variable investments available to
                           contract owners. Currently, one fixed and twenty-nine variable investment options are available under the contract. The Company currently limits the number of investment options to which an owner may allocate contract value to ten.


Issue Date                 The date the application is approved and the contract
                           is issued, as specified on the contract specification page.

Loan Account               The portion of the assets held in the Company's
                           general account that is used as collateral when a loan is taken.

Maturity Date              The date on which proceeds are payable if the insured
                           is living, and the contract has not been surrendered for payment of its surrender value, as specified on the contract specifications page (the contract anniversary when the insured has attained age 100, unless the extended maturity option is elected).

Monthly Anniversary Day    The same day each month as the contract date. If
                           there is no monthly anniversary day in a calendar month, the monthly anniversary day will be the last day of the current calendar month.

Owner or                   The person, persons or entity entitled to the
Contract Owner             ownership rights under the contract.

Payment or                 An amount paid by a contract owner to the Company as
Premium Payment            consideration for the benefits provided by the
                           contract.

Portfolio or               The registered management investment companies (or
Trust Portfolio            any successor companies offered under the contract)
                           in which the separate account may invest.

Proceeds Upon the death of the insured while the contract is in force prior to the maturity date, the amount to be paid to the beneficiary (the death benefit minus any debt). Upon surrender of the contract or on the maturity date, the surrender value to be paid to the contract owner.

Separate Account           A segregated account of the Company that is not
                           commingled with the Company's general assets and obligations.

Service Office             Any office the Company designates for the receipt of
                           payments and processing of contract owner requests.


Sub-Account(s)             The subdivisions of the separate account used to
                           permit a contract owner's contract value, less indebtedness, to be allocated among the Portfolios.


Surrender Value            The cash value less any debt.

Trust                      NASL Series Trust.

Unliquidated               The sum of all payments under the contract, minus the
Payments                   sum of payments liquidated, if any, due to partial
                           withdrawals.


Valuation Date             Any date on which the New York Stock Exchange is open
                           for business and the net asset value of a Portfolio is determined.



Valuation Period           Any period from one valuation date to the next,
                           measured from the time on each valuation date that the net asset value of each Portfolio is determined.


Variable Account           NASL Variable Life Account, which is a separate
                           account of the Company.

                                     SUMMARY



THE CONTRACT

         The contract is a modified single payment variable life insurance contract. The contract provides a death benefit and is designed for use in estate planning. During the insured's life, the contract provides that the contract value will accumulate on a fixed and/or variable basis. The variable portion of the contract will vary with the investment performance of an owner's variable investment accounts. Any portion of contract value allocated to the fixed investment option will accumulate based on the interest rate(s) credited by the Company.

PAYMENTS

         The contract requires the contract owner to make an initial payment of at least $10,000 and, subject to certain restrictions, permits additional payments. After the first contract anniversary, one additional premium payment of at least $1,000 may be made at any time during each contract year. Provided that the insured is between ages 40 and 70, up to the lesser of $5,000 or 5% of the initial payment may be paid without submitting new evidence of insurability. Additional payments may or may not increase the contract's face amount. (See "PAYMENTS")

INVESTMENT OPTIONS


         Payments may be allocated among the thirty investment options currently available under the contract: twenty-nine variable investment options and one fixed investment option. Contract value may be allocated to a maximum of ten investment options at any one time. The twenty-nine variable investment options are the twenty-nine Sub-Accounts of the Variable Account, a separate account established by the Company. The Sub-Accounts invest in corresponding Portfolios of the Trust: Science and Technology Trust, International Small Cap Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust, Small/Mid Cap Trust, International Stock Trust, Global Equity Trust, Growth Trust, Equity Trust, Blue Chip Growth Trust, Real Estate Securities Trust, Value Trust, International Growth and Income Trust, Growth and Income Trust, Equity-Income Trust, Aggressive Asset Allocation Trust, High Yield Trust, Moderate Asset Allocation Trust, Conservative Asset Allocation Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and the Lifestyle Conservative 280 Trust.(see the accompanying Prospectus of the Trust). The portion of the contract value in the Variable Account will reflect the investment performance of the Sub-Accounts selected. (See "NASL VARIABLE LIFE ACCOUNT") Premium payments may also be allocated to the fixed investment option. Under the fixed investment option, the Company guarantees the principal value of payments and the rate of interest credited to the investment account until the next contract anniversary. The portion of the contract value in the fixed investment option will reflect such interest and principal guarantees. (See "FIXED INVESTMENT OPTION") Subject to certain regulatory limitations, the Company may elect to add, subtract or substitute investment options.


         If the initial payment is received at the Service Office prior to the issue date, the entire payment will be allocated to the Company's General Account. This amount will be allocated to the Money Market Sub-Account as of the issue date of the contract. The contract value will then be allocated among the investment accounts in accordance with the applicant's instructions on the later of (a) fifteen days after the issue date of the contract or (b) the date the initial payment is received at the Service Office.

TRANSFERS

         Prior to the maturity date, amounts may be transferred among the variable investment options and from the variable investment options to the fixed investment option without charge. In addition, amounts may be transferred prior to the maturity date from the fixed investment option to the variable investment options within 30 days of each contract anniversary (and in other limited circumstances). (See "FIXED INVESTMENT OPTION") After the maturity date, transfers are not permitted. Transfers from any investment account must be at least $300 or, if less, the entire balance in the investment account. If after the transfer the amount remaining in the investment account of the contract from which the transfer is made is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company may impose certain additional limitations on transfers. (See "TRANSFERS AMONG INVESTMENT OPTIONS") Transfer privileges may also be used under a special service offered by the Company to dollar cost average an investment in the contract. (See "DOLLAR COST AVERAGING")

WITHDRAWALS

         Prior to the earlier of the maturity date or the death of the insured, the owner may withdraw all or a portion of the contract value. The amount withdrawn from any investment account must be at least $300 or, if less, the entire balance of the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the withdrawal request will be treated as a request to withdraw the entire contract value. A withdrawal charge may be imposed. (See "WITHDRAWALS") A withdrawal may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

LOANS

         A owner may obtain one or both of two types of loans using the contract as the sole security for the loan. At the time a loan is requested, the aggregate amount of all loans (including the currently applied for loan) may not exceed 90% of the cash value. (See "LOANS") A loan may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

CHARGES AND DEDUCTIONS

         Contract Charges

         No deduction is made from premium payments under the contract. On each monthly anniversary day (or, if the monthly anniversary is not a valuation date, the next valuation date after the monthly anniversary), charges are deducted proportionately from all investment accounts.

         Certain charges are expressed as an annual percentage of the owner's contract value:

                  Three of these charges are deducted only during the first ten contract years:

                           * 0.25% for distribution costs incurred by the Company,

                           * 0.25% for state premium taxes to be paid by the Company as a result of receipt of premium payments, and

                           * 0.15% for the Company's increased federal taxes caused by its receipt of premium payments.

                  Two of these charges are deducted for all contract years:

                           * A 0.40% charge for contract administration, and

                           * A 0.35% charge for the death benefit provided by the contract (0.55% after the first ten contract years). If there is more than one insured, this charge is 0.10% (0.30% after the first ten contract years). This cost of insurance charge may vary; however, it is guaranteed not to exceed charges based upon the Commissioner's 1980 Standard Ordinary Mortality Table (the "1980 CSO Table").

         In addition, there are two other contract charges:

                           * A charge at an annual rate of 0.90% of the value of each variable investment account is deducted monthly for the mortality and expense risks assumed by the Company in connection with the contract.

                           * A monthly administrative charge of $2.50 per month will be imposed upon contracts with less than $100,000 of total premium payments. (See "CHARGES AND DEDUCTIONS")

         Trust Charges


         There are deductions from and expenses paid out of the assets of the Trust Portfolios that are described in the accompanying Prospectus of the Trust.


DEATH BENEFIT

         The contract provides for a face amount which is the minimum death benefit under the contract. The death benefit may be greater than the face amount as a result of favorable investment performance. At the death of the insured, the Company will pay the proceeds to the beneficiary. The proceeds equal the death benefit less any debt under the contract. (See "DEATH BENEFIT")

TEN DAY REVIEW

         Within 10 days of receipt of a contract, the contract owner may cancel the contract by returning it to the Company. (See "TEN DAY RIGHT TO REVIEW")

TERMINATION

         The contract will terminate and life insurance coverage will cease if the owner surrenders the contract, or if the insured dies. It also will terminate 61 days after a monthly anniversary day when the contract surrender value is less than zero unless the owner makes payments within the 61 day grace period sufficient to prevent the termination. Unless the owner elects the extended maturity option, the contract will also terminate on the maturity date specified on the contract specifications page (the contract anniversary when the attained age of the insured is 100). (See "TERMINATION")

                            GENERAL INFORMATION ABOUT
                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY,
                NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST

NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

         North American Security Life Insurance Company ("the Company") is a stock life insurance company organized under the laws of Delaware in 1979. The Company's principal office is located at 116 Huntington Avenue, Boston, Massachusetts 02116. The Company is also the depositor of NASL Variable Account, a separate account of the Company that issues variable annuity contracts. The ultimate parent of the Company is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, the Company was a wholly owned subsidiary of North American Life Assurance Company ("North American Life"), a Canadian mutual life insurance company. On January 1, 1996 North American Life and Manulife merged with the combined company retaining the name Manulife.

NASL VARIABLE LIFE ACCOUNT

         The Company established the Variable Account in 1986, as a separate account under Delaware law. The income, gains and losses, whether or not realized, from assets of the Variable Account are, in accordance with the contract, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the contract are general corporate obligations of the Company. Assets of the Variable Account may not be charged with liabilities arising out of any other business of the Company.


         The Variable Account is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment Trust. A unit investment Trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the Commission of the management or investment policies or practices of the Variable Account. If deemed by the Company to be in the best interests of persons having voting rights under the contract, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered if registration under that Act is no longer required.

         There are currently twenty-nine Sub-Accounts within the Variable Account, one for each of the twenty-nine Portfolios described below. The Company reserves the right to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account established by the Company or an affiliated company. The Company will not eliminate existing Sub-Accounts or combine Sub-Accounts without obtaining any necessary approval of the appropriate state or federal regulatory authorities.


NASL SERIES TRUST


         The assets of each Sub-Account are invested in shares of a corresponding Portfolio of the Trust. A description of each Portfolio is set forth below. The Trust is registered under the 1940 Act as an open-end management investment company. Each Portfolio is diversified for purposes of the 1940 Act, except for the Global Government Bond Trust, Emerging Growth Trust and the five Lifestyle Trusts, which are non-diversified. The Trust receives investment advisory services from NASL Financial Services, Inc. NASL Financial Services, Inc. is also the investment adviser and distributor of the North American Funds, a publicly offered management investment company.



The Trust currently has fourteen Subadvisers who manage all of the Portfolios:



                  SUBADVISER                                SUBADVISER TO
-----------------------------------------------------------------------------------------------
         Fred Alger Management, Inc.                        Small/Mid Cap Trust
         ("Alger")

         Founders Asset Management, Inc.                    Growth Trust
         ("Founders")                                       International Small Cap Trust

         Oechsle International Advisors, L.P.                    Global Government Bond Trust
         ("Oechsle International")

         Fidelity Management Trust Company                  Equity Trust
         ("FMTC")                                           Conservative Asset Allocation Trust
                                                            Moderate Asset Allocation Trust
                                                            Aggressive Asset Allocation Trust

         Wellington Management Company, LLP                      Growth and Income Trust
         ("Wellington Management")                          Investment Quality Bond Trust

         Salomon Brothers Asset Management Inc              U.S. Government Securities Trust
         ("SBAM")                                           Strategic Bond Trust

         J.P. Morgan Investment Management Inc.             International Growth and Income Trust
         ("J.P. Morgan")

         T. Rowe Price Associates, Inc.                     Science & Technology Trust
         ("T. Rowe Price")                                       Blue Chip Growth Trust
                                                            Equity-Income Trust

         Rowe Price-Fleming International, Inc.             International Stock Trust
         ("Price-Fleming")

         Morgan Stanley Asset Management Inc.               Global Equity Trust
         ("Morgan Stanley")

         Miller Anderson & Sherrerd, LLP                    Value Trust
         ("MAS")                                                 High Yield Trust

         SUBADVISER                                           SUBADVISER TO
-----------------------------------------------------------------------------------------------

         Warburg, Pincus Counsellors, Inc.                    Emerging Growth Trust
         ("Warburg")

         Pilgrim Baxter & Associates                          Pilgrim Baxter Growth Trust
         ("PBHG")

         Manufacturers Adviser Corporation                       Real Estate Securities Trust
         ("MAC")                                              Money Market Trust
                                                              Lifestyle Trusts



The following is a brief description of each Portfolio:



         THE SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. Current income is incidental to the Portfolio's objective.



         THE INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.



         THE EMERGING GROWTH TRUST seeks maximum capital appreciation by investing primarily in a Portfolio of equity securities of domestic companies. The Emerging Growth Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.



         THE PILGRIM BAXTER GROWTH TRUST seeks capital appreciation by investing in companies believed by the Subadviser to have an outlook for strong earnings growth and the potential for significant capital appreciation.



         THE SMALL/MID CAP TRUST seeks long-term capital appreciation by investing at least 65% of its total assets (except during temporary defensive periods) in small/mid cap equity securities. As used herein small/mid cap equity securities are equity securities of companies that, at the time of purchase, have total market capitalization between $500 million and $5 billion.



         THE INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.



         THE GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.



         THE GROWTH TRUST seeks long term growth of capital by investing at least 65% of the Portfolio's total assets in common stocks of well-established, high-quality growth companies that the Subadviser believes have the potential to increase earnings faster than the rest of the market.



         THE EQUITY TRUST seeks growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.



         THE BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) and many of the stocks in the Portfolio are expected to pay dividends.



         THE REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.



         THE VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

         THE INTERNATIONAL GROWTH AND INCOME TRUST seeks long-term growth of capital and income by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers. The Portfolio may also invest in debt securities of corporate or sovereign issuers rated A or higher by Moody's or S&P or, if unrated, of equivalent credit quality as determined by the Subadviser. Under normal circumstances, the Portfolio will be invested approximately 85% in equity securities and 15% in fixed income securities.



         THE GROWTH AND INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified Portfolio of common stocks of United States issuers which the Subadviser believes are of high quality.



         THE EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.



         THE HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.



         THE AUTOMATIC ASSET ALLOCATION TRUSTS seek the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive -- by investing primarily in the kinds of securities in which the Equity, Investment Quality Bond, U.S. Government Securities and Money Market Trusts may invest.



         * THE AGGRESSIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with an aggressive level of risk tolerance. This Portfolio attempts to limit the decline in Portfolio value in very adverse market conditions to 15% over any three year period.



         * THE MODERATE ASSET ALLOCATION TRUST seeks the highest total return consistent with a moderate level of risk tolerance. This Portfolio attempts to limit the decline in Portfolio value in very adverse market conditions to 10% over any three year period.



         * THE CONSERVATIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with a conservative level of risk tolerance. This Portfolio attempts to limit the decline in Portfolio value in very adverse market conditions to 5% over any three year period.



         THE STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its Subadviser broad discretion to deploy the Portfolio's assets among certain segments of the fixed-income market as the Subadviser believes will best contribute to achievement of the Portfolio's investment objective.



         THE GLOBAL GOVERNMENT BOND TRUST seeks a high level of total return by placing primary emphasis on high current income and the preservation of capital by investing primarily in a global Portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.



         THE INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The Portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.


         THE U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

         THE MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by United States entities.



         THE LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other Portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.



         THE LIFESTYLE GROWTH 820 TRUST seeks to provide long term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.



         THE LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.



         THE LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.



         THE LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.



         If the shares of any Portfolio are no longer available for investment or in the Company's judgment, investment in a Portfolio becomes inappropriate in view of the purposes of the Variable Account, the Company may eliminate the shares of a Portfolio and substitute shares of another Portfolio or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future payments. However, no substitution will be made without notice to contract owners and prior approval of the Commission to the extent required by the 1940 Act. The Variable Account may purchase other securities for additional Sub-Accounts or to fund classes of contract not offered through this Prospectus without giving such notice or seeking Commission approval.



         A full description of the Trust, including the investment objectives, policies and restrictions and expenses of each of the Portfolios and a description of procedures for handling potential conflicts of interest arising from the use of the Trust to fund both variable annuity and variable life insurance contracts, is contained in the Prospectus for the Trust which accompanies this Prospectus and should be read by a prospective purchaser before investing.


                           DESCRIPTION OF THE CONTRACT

APPLICATION FOR A CONTRACT

         To purchase a contract a prospective contract owner must submit an application to the Company. A contract will be issued only on the lives of insureds from ages 20 through 80 who supply evidence of insurability satisfactory to the Company. Contracts insuring more than one person will only be issued to a male life/female life combination where the difference in their "adjusted ages" (age last birthday plus three years if tobacco user) is not more than 15 years. Acceptance is subject to the Company's underwriting rules. The Company reserves the right to reject an application for any lawful reason provided similarly-situated risks are treated in a consistent manner and unfair discrimination is avoided. IF A CONTRACT IS NOT ISSUED, THE PREMIUM PAYMENTS WILL

BE RETURNED WITHOUT INTEREST. No change in the terms or conditions of a contract will be made without the consent of the owner.

         The contract will be effective on the contract date only after the Company has received all outstanding delivery requirements and received the initial payment. The contract date is the date used to determine all future cyclical transactions on the contract, e.g., monthly anniversary day and contract years. The contract date may be prior to, or the same as, the date the contract is issued.

         If the face amount exceeds current limits established by the Company, the initial payment will not be accepted with the application. In other cases where an initial payment is received with the application, the Company will provide conditional insurance during underwriting according to the terms of a prepayment receipt and temporary life insurance agreement. The conditional insurance will be the insurance applied for, up to a maximum of $100,000. If no payment was submitted with the application, on contract delivery we will require sufficient payment to place the insurance in force.

PAYMENTS

         The contract is designed to permit an initial payment and, subject to certain conditions, additional payments. The initial payment purchases a death benefit initially equal to the contract's face amount. The minimum initial payment is $10,000.

         Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if their application responses and initial payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table:

                                        SIMPLIFIED UNDERWRITING
             ISSUE AGE                  MAXIMUM INITIAL PAYMENT

               20-39                    Not available
               40-44                    $20,000
               45-54                    $30,000
               55-64                    $50,000
               65-80                    $100,000

If the additional payment is greater than the Guaranteed Additional Payment (as defined below) and is not made to avoid termination of the contract, new evidence of insurability of the insured will be required. No additional payment will be accepted until evidence of insurability is provided to the Company.

         Additional payments may be made at any time and in any amount necessary to avoid termination of the contract. Other additional payments may be made at any time after the first contract anniversary, subject to the following conditions:

         (1)      each additional payment must be at least $1,000;
         (2)      only one payment may be paid in any contract year;
         (3)      the attained age of the insured must be less than 81; and
         (4) absent submission of new evidence of insurability of the insured, the maximum additional payment permitted in a contract year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of $5,000 or a percentage of the initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-80).

         An additional payment may result in an increase in the face amount of insurance. If necessary, the Company will increase the face amount by an amount sufficient to permit the contract to remain within the definition of a "life insurance contract" under section 7702 of the Code.

ALLOCATION OF PAYMENTS

         The Company will establish an investment account for the contract owner for each variable investment option to which the contract owner allocates payments. The contract owner may allocate contract value to a maximum of ten investment options at any one time.


         If the initial payment is received at the Service Office prior to the issue date, the entire payment will be allocated to the Company's General Account. On the issue date, this amount will be allocated to the Money Market Sub-Account as of the date the initial payment is received at the Service Office. The contract value will then be allocated among the investment accounts in accordance with the applicant's instructions on the later of (a) fifteen days after the issue date of the contract or (b) the date the initial payment is received at the Service Office. Additional payments are first applied to the amount of any debt under any outstanding loan. Thereafter, additional payments will be allocated among investment options in accordance with the contract owner's instructions as of the date the payment is received at the Service Office.


VARIABLE INVESTMENT OPTIONS

         The investment account for a variable investment option represents the contract owner's interest in that investment option. The value of a variable investment account may increase or decrease daily depending on the net investment experience (described below) for a Sub-Account. The investment account value reflects payments, amounts transferred to the investment account, the net investment experience of the Sub-Account, and any withdrawals, loans, transfers and charges taken from the investment account.


         The net investment experience for a variable investment account is the investment performance of the underlying Trust Portfolio of a Sub-Account from one valuation period to the next. The net investment experience for any valuation period is determined by dividing (a) by (b):


         Where (a) is:


                  (1) the net asset value of a Portfolio share held in the Sub-Account determined at the end of the current valuation period, plus



                  (2) the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.


         Where (b) is:


                  the net asset value of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.


TRANSFERS AMONG INVESTMENT OPTIONS


         Before the maturity date the contract owner may transfer amounts among the variable investment options and from such investment options to the fixed investment option at any time and without charge upon written notice to the Company or by telephone if the contract owner authorizes the Company in writing to accept telephone transfer requests. Amounts may only be transferred from the fixed investment option to the variable investment options within 30 days of the contract anniversary. The Company will effect such transfers so that the contract value on the date of the transfer will not be affected by the transfer. The contract owner must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company reserves the right to limit, upon notice, the maximum number of transfers a contract owner may make to one per month or six at any time within a contract year. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust Portfolios. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


TELEPHONE TRANSACTIONS

         Contract owners are permitted to request transfers or withdrawals by telephone. The Company will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request transfers or withdrawals by telephone, a contract owner must elect the option on an appropriate authorization form provided by the Company. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following: Upon telephoning a request, contract owners will be asked to provide certain identifying information. For the contract owner's and Company's protection, all conversations with contract owners will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.

DOLLAR COST AVERAGING

         The Company administers a Dollar Cost Averaging ("DCA") program which enables a contract owner to pre-authorize a periodic exercise of the contractual transfer rights described above. Contract owners entering into a DCA agreement instruct the Company to transfer monthly a predetermined dollar amount from any Sub-Account or the fixed investment option to other Sub-Accounts until the amount in the Sub-Account from which the transfer is made or the fixed investment option is exhausted. The DCA program is generally suitable for contract owners making a substantial deposit to the contract and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Contract owners interested in the DCA program may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Service Office.

ASSET REBALANCING PROGRAM


         The Company administers an Asset Rebalancing Program which enables a contract owner to indicate to the Company the percentage levels he or she would like to maintain in particular Trust Portfolios. On the last business day of every calendar quarter, the contract owner's contract value will be automatically rebalanced to maintain the indicated percentages by transfers among the Portfolios. (The fixed investment option is not eligible for participation in the Asset Rebalancing Program.) The entire value of the contract owners' variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, contract owners should monitor their use of these programs and other transfers or withdrawals while the Asset Rebalancing Program is being used. Contract owners interested in the Asset Rebalancing Program may obtain a separate application and full information concerning the program from their securities dealer or the Service Office.


LOANS


         While the contract is in force, the owner may obtain loans using the owner's contract as the sole security for the loan. The maximum loan amount is 90% of cash value at the time of the loan; the minimum loan amount is $1,000. Contract loans may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS") When an owner requests a loan, the Company will reduce the owner's investment in the investment accounts and transfer the amount of the loan to the loan account, a part of the Company's general account. The owner may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts on a pro rata basis. On each contract anniversary, the Company will transfer from the investment accounts to the loan account the amount by which the debt on the contract exceeds the balance in the loan account. In addition, any additional payments are first applied to the amount of any debt under any outstanding loan.


         The Company charges interest of 6% per year on contract loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the debt and bears interest at 6% as well. Except for the target loan amount described below, the loan account will be credited interest at the rate of 4% per year.

         The target loan amount is equal to the greater of:

         (a) the excess of the contract value over the unliquidated payments, or
         (b)      10% of total payments made under the contract.

         The amount of the loan account that is less than or equal to the target loan amount will be credited interest at the rate of 6% per year (unless a lower rate becomes necessary in order to maintain the tax status of the contract). The portion of the loan account that qualifies as target loan amount is determined on the contract date and each monthly anniversary day.

         If on any date debt under a contract exceeds the contract value, the contract will be in default. In such case, the owner will receive a notice indicating the payment needed to bring the contract out of default and will have a sixty-one day grace period within which to pay that amount. If the required payment is not made within the grace period, the contract will be terminated.

         The amount of any debt will be deducted from the death benefit otherwise payable under the contract. (See "DEATH BENEFIT") In addition, debt, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer debt is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in the loan account while the debt is outstanding, the contract value will not increase as rapidly as it would have if no debt were outstanding. If investment results are below that rate, the contract value will be higher than it would have been had no debt been outstanding.

         The owner may repay any debt in whole or in part at any time while the contract is in force. An amount equal to the amount of the loan repayment will be transferred from the loan account and allocated among the investment accounts in the same percentage as additional payments are allocated, unless the owner requests otherwise.

WITHDRAWALS

         Prior to the earlier of the maturity date or the death of the insured, the owner may withdraw all or a portion of the contract value upon written request, complete with all necessary information to the Service Office. In the case of a total withdrawal, the Company will pay the surrender value as of the date of receipt of the request at the Service Office, and the contract will terminate. In the case of a partial withdrawal from an investment account, the Company will pay the amount requested and deduct that amount plus any applicable withdrawal charge from such investment account. (See "CHARGES AND DEDUCTIONS")

         When making a partial withdrawal, the contract owner should specify the investment accounts from which the withdrawal is to be made. The amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge. If the contract owner does not specify the investment account from which a partial withdrawal is to be taken, a partial withdrawal will be taken from all the investment accounts. The face amount will be reduced proportionally to the reduction in the contract value due to the partial withdrawal.

         For the rules governing the order and manner of withdrawals from the fixed investment option, see "FIXED INVESTMENT OPTION."

         There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment account. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment account is less than $100, the Company will treat the partial withdrawal as a withdrawal of the entire amount held in the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the Company will treat the partial withdrawal as a total withdrawal of the contract value.

         The amount of any withdrawal from the variable investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at the Service Office, except that the Company reserves the right to defer the right of withdrawal or postpone payments for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) the Commission, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (2) and (3) exist.

         Withdrawals from the contract may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

Telephone Withdrawals

         The contract owner may request the option to withdraw a portion of the contract value by telephone by completing the application described under "Telephone Transactions" above. The Company reserves the right to impose maximum withdrawal amounts and procedural requirements regarding this privilege. See "TELEPHONE TRANSACTIONS"

DEATH BENEFIT

         Upon receipt of proof of the death of the insured while the contract is in force, the Company will pay the death benefit proceeds to the beneficiary. The amount of the death benefit is determined on the date the Company receives proof of the insured's death and will be the greater of (a) the face amount or
(b) the contract value times the death benefit factor from the following table:

                             Death                                    Death
         Attained           Benefit             Attained             Benefit
            Age             Factor                Age                Factor
            ---             ------                ---                ------
           40 or
          younger            250%                  60                   130%
            41               243%                  61                   128%
            42               236%                  62                   126%
            43               229%                  63                   124%
            44               222%                  64                   122%
            45               215%                  65                   120%
            46               209%                  66                   119%
            47               203%                  67                   118%
            48               197%                  68                   117%
            49               191%                  69                   116%
            50               185%                  70                   115%
            51               178%                  71                   113%
            52               171%                  72                   111%
            53               164%                  73                   109%
            54               157%                  74                   107%
            55               150%                 75-90                 105%
            56               146%                  91                   104%
            57               142%                  92                   103%
            58               138%                  93                   102%
            59               134%                 94-99                 101%


         Proof of death is received when one of the following is received at the Service Office:
         (a)      A certified copy of a death certificate; or
         (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
         (c)      Any other proof satisfactory to the Company.

         All or part of the death benefit proceeds may be paid in cash or applied under an annuity option. (See "ANNUITY PAYMENT OPTIONS") If there is any debt under the contract, the death benefit proceeds equal the death benefit, as described above, less such debt.

ANNUITY PAYMENT OPTIONS

         Proceeds payable under the contract are payable either in a lump sum or in accordance with one or more annuity options. If no annuity option is specified, then proceeds will be paid in a lump sum. The person to receive payments under an option is called the payee and for joint and survivor annuities, the second person named is called the co-payee. An annuity option may be chosen only if the amount to be applied for any payee is at least $2,000. Each periodic payment must be at least $25. In addition to the annuity options described below, the owner may choose any form of settlement acceptable to the Company.

The following options are guaranteed in the contract.
         Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the payee. No payments are due after the death of the payee. Since there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

         Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the payee. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the payee dies prior to the end of the tenth year.

         Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the payee and a designated co-payee. No Payments are due after the death of the last survivor of the payee and co-payee. Since there is no guarantee that any minimum number of payments will be made, a payee or co-payee may receive only one payment if the payee and co-payee die prior to the date the second payment is due.

         Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the payee and a designated co-payee. Since payments are guaranteed for 10 years, annuity payments will be made to the end of that period if both the payee and the co-payee die prior to the end of the tenth year.

         In addition to the foregoing annuity options which the Company is contractually obligated to offer at all times, the Company currently offers the following annuity options. The Company may cease offering the following annuity options at any time and may offer other annuity options in the future.

         Option 3: Life annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the payee. Since payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

         Option 4: Joint & Two-Thirds Survivor No-Refund Life Annuity - An annuity with full payments during the joint lifetime of the payee and a designated co-payee and two-thirds payments during the lifetime of the survivor. Since there is no guarantee that any minimum number of payments will be made, a payee or co-payee may receive only one payment if the payee and co-payee die prior to the date the second payment is due.

Death Benefit under Annuity Payment Options

         If annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, and the payee(s) dies, the Company will make the remaining guaranteed payments to the payee's named beneficiary. If no beneficiary is living, the Company will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the payee.

TERMINATION

         The contract will terminate and life insurance coverage will cease on the earliest of the following:

         (a)      the date the owner surrenders the contract; or
         (b)      the maturity date of the contract; or
         (c)      the end of the grace period described below; or
         (d)      the death of the insured.

         A grace period of 61 days commences on a monthly anniversary day on which the contract's surrender value is less than zero. If sufficient payment is not made by the end of the grace period, the contract will terminate without value. The Company will mail the owner and any assignee written notice of the amount of payment that will be required to continue the contact in force at least 61 days before the end of the grace period. The payment required will be no greater than the amount required to pay the monthly deduction for three months as of the day the grace period began. If payment is not made by the end of the grace period, the owner's contract will terminate without value.

         Termination on the maturity date may be avoided if the insured is living on that date and if the owner sends the Company written notice that the owner elects the contract's extended maturity option prior to the maturity date. If the extended maturity option is elected, the entire contract value will be transferred to the fixed investment account on the maturity date and no further cost of insurance charges will be incurred. Death benefit proceeds will then be equal to the surrender value. A decision to elect, or not to elect, the extended maturity option will have income tax consequences. (See "FEDERAL TAX MATTERS").

REINSTATEMENT

         During the life of the insured, this contract may be reinstated within two years from the end of the grace period unless it was surrendered for payment of its surrender value. To reinstate, the Company must receive satisfactory proof of the insurability of the insured, and any debt must be repaid or reinstated.

Sufficient payment must be made to cover:

         (a) all monthly deductions that are due and unpaid during the grace period, and
         (b) three months of the guaranteed maximum cost of insurance as of the date of reinstatement.

The contract value on the reinstated date will reflect:

         (a)      the contract value at the time of termination; plus
         (b)      payments made at the time of reinstatement.

The withdrawal charge will be based on the number of contract years from the original contract date.

FIXED INVESTMENT OPTION

         Investment Option. A one year fixed investment option is available under the contract. Under the one year fixed investment option, the Company guarantees the principal value of payments and the rate of interest credited to the investment account until the next contract anniversary. The portion of the contract value in the one year fixed investment option will reflect such interest and principal guarantees. The guaranteed interest rates on new amounts allocated or transferred to the fixed investment account are determined from time-to-time by the Company in accordance with market conditions. The effective interest rate credited at any time to the fixed investment account of a contract is the weighted average of all guaranteed rates for the contract. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for an amount in the fixed investment account, it is guaranteed until the next contract anniversary and may not be changed by the Company.

         Pursuant to a Guarantee Agreement dated November 19, 1993, (originally entered into by North American Life and assumed by Manulife in the merger), Manulife, the ultimate parent of the Company, unconditionally guarantees to the Company on behalf of and for the benefit of the Company and owners of fixed contracts issued by the Company that it will, on demand, make funds available to the Company for the timely payment of contractual claims under fixed contracts. This Guarantee covers the fixed portion of the contracts described in this Prospectus. This Guarantee may be terminated by Manulife on notice to the Company. Termination will not affect Manulife's continuing liability with respect to all fixed contracts issued prior to the termination of the Guarantee.

         Investment Account. Contract owners may allocate payments, or make transfers from the variable investment options, to the fixed investment option at any time prior to the maturity date. The Company will establish an investment account when amounts are allocated to the fixed investment option.

         Renewals. At the end of a guarantee period, the contract owner may establish a new investment account with a one year guarantee period at the then current interest rate or transfer the amounts to a variable investment option, all without the imposition of any charge. If the contract owner does not specify the renewal option desired, the Company will select the fixed investment option.

         Transfers. Prior to the maturity date, the contract owner may transfer amounts from the fixed investment account to the variable investment options within 30 days of the contract anniversary. Amounts in the fixed investment account may be transferred prior to the end of the contract year "pursuant to the Dollar Cost Averaging program."

         Withdrawals. The contract owner may make total and partial withdrawals of amounts held in the fixed investment account at any time prior to the maturity date or his or her death. Withdrawals from the fixed investment account will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS." The Company reserves the right to defer payment of amounts withdrawn from the fixed investment account for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, the Company will pay interest on the amount deferred at a rate not less than 3% per year or such higher rate as may be required by the applicable state or jurisdiction).

         Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge. If withdrawals are taken from more than one investment account, the free withdrawal amount will be applied to all investment accounts on a pro rata basis.

         Withdrawals from the contract may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS" in the Prospectus)

         Securities Registration. Due to certain exemptive and exclusionary provisions, interests in the fixed investment account are not registered under the Securities Act of 1933 ("1933 Act") and the Company's general account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither interests in the fixed investment account nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the Commission has not reviewed the disclosures in the Prospectus relating thereto. Disclosures relating to interests in the fixed investment account and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

TEN DAY RIGHT TO REVIEW

         The contract owner may cancel the contract by returning it to the Service Office or agent at any time within 10 days after receipt of the contract. Within 7 days of receipt of the contract by the Company, the Company will refund the payment made for the contract, less any debt or partial withdrawals.

         No withdrawal charge is imposed upon return of the contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.

OWNERSHIP

         The contract owner is the person entitled to exercise all rights under the contract and is the person designated in the contract specifications page or as subsequently named. If amounts become payable to any beneficiary under the contract, the beneficiary is the contract owner.

         Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date the Company receives the request at the Service Office. The Company assumes no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.

BENEFICIARY

         The beneficiary is the person, persons or entity designated in the contract specifications page or as subsequently named. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any revocable beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the owner or the owner's estate.

MISCELLANEOUS CONTRACT PROVISIONS

Limit on Right to Contest

         With regard to the life of each insured, the contract will be incontestable after it has been in force during the lifetime of the insured for two years from the issue date. Any increase in face amount for which evidence of insurability was obtained will be incontestable only after the increase has been in force, during the insured's lifetime, for two years from the effective date of the increase. The two year incontestability period may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.

         In issuing the contract, the Company has relied upon the application. The statements in that application, in the absence of fraud, are considered representations and not warranties. No statement made in connection with the contract application will be used by the Company to void the contract or to deny a claim unless that statement is a part of the contract application or any amendments thereof.

Suicide Exclusion

         If any insured commits suicide, while sane or insane, within two years of the issue date, the Company will return payments made, less any debt and any partial withdrawals. If any insured commits suicide, while sane or insane, within two years from the effective date of any increase in face amount for which evidence of insurability was established, the Company will return the additional payment which increased the face amount.

Misrepresentation of Age or Sex

         If the age or sex of any insured has been misstated, the death benefit proceeds will be limited to those which would have been appropriate for the insured's correct age and sex.

Assignment

         While the insured is alive, the owner may assign the contract. No assignment will be binding on the Company unless it is written in a form acceptable to the Company and received at the Service Office. The Company will not be liable for any payments made or actions taken before the Company accepts the assignment. An absolute assignment will revoke the interest of any revocable beneficiary. The Company will not be responsible for the validity of any assignment. An assignment may result in income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

Creditors' Claims

         To the extent permitted by law, no benefits payable under this contract will be subject to the claims of the contract owner's or the beneficiary's creditors.

Non-Participation

         The contract is non-participating and will not share in the Company's profits or surplus earnings. The Company will pay no dividends on the contract.

Notices and Elections

         To be effective, all notices and elections made under the contract must be in writing, signed by the owner and received by the Company at the Service Office. Certain exceptions may apply. See "Telephone Transactions" Unless otherwise provided in the contract, all notices, requests and elections will be effective when received at the Service Office, complete with all necessary information.

Modification

         The Company will not change or modify the contract without the owner's consent except to the extent necessary to conform to any applicable law or regulation or any ruling issued by a government agency. The provisions of the contract shall be interpreted so as to comply with the requirements of Section 7702 of the Internal Revenue Code.

                             CHARGES AND DEDUCTIONS


         Charges and deductions under the contracts are assessed against contract values. In addition, there are deductions from and expenses paid out of the assets of the Trust Portfolios that are described in the accompanying Prospectus of the Trust.


MONTHLY DEDUCTION

         On each monthly anniversary day, a deduction is made from contract value to compensate the Company for the cost of insurance and certain other expenses incurred in connection with the contract. The monthly deduction amount is determined as of that valuation date, or if the monthly anniversary day is not a valuation date, the immediately following valuation date is used. The monthly deduction will be allocated among the investment accounts on a pro rata basis. The monthly deduction will vary from month to month. If the surrender value is insufficient to cover the monthly deduction due on any monthly anniversary day, the contract may terminate without value. (See "TERMINATION")

DISTRIBUTION CHARGE

         During the first ten contract years, a distribution charge equal to an annual rate of 0.25% of contract value will be deducted monthly as compensation for a portion of the sales expenses the Company incurs with respect to the contract (See "DISTRIBUTION OF THE CONTRACT"). The Company will monitor distribution charges, federal tax charges and contingent deferred sale charges deducted under a contract to ensure that the sum of these charges will never exceed 9% of aggregate payments made under that contract.

PREMIUM TAX CHARGE

         During the first ten contract years, a premium tax charge equal to an annual rate of 0.25% of contract value will be deducted monthly to defray premium taxes the Company pays to state and local governments in connection with the contract. This charge is designed to offset the average premium tax the Company expects to pay with respect to a contract (approximately 2.50% of premium payments received), but will not necessarily equal the premium tax paid by the Company with respect to a particular contract.

FEDERAL TAX CHARGE

         During the first ten contract years, a federal tax charge equal to an annual rate of 0.15% of contract value will be deducted monthly to defray an increased federal tax liability resulting from the application of Section 848 of the Code. The Company currently treats this federal tax charge as if it were sales load for purposes of determining compliance with maximum sales loads permitted under Commission rules.

ADMINISTRATION CHARGE

         An administration charge equal to an annual rate of 0.40% of contract value will be deducted monthly as compensation for administrative expenses, including those for insurance underwriting and contract issuance, establishing and maintaining contract records, calculating contract values, providing reports to contract owners, preparation and filing of tax records and forms and processing contract transactions such as transfers, contract loans, partial withdrawals and surrenders. The administration charge is guaranteed never to increase over the life of the contract, and was established to cover average anticipated administrative expenses to be incurred over the period this class of contract will be in force.

         An administrative charge of $2.50 per month will be imposed upon contracts with less than $100,000 of total premium payments. This charge, when imposed, offsets the lower asset base from which the Company can recover its costs of contract administration through the asset-based administrative charge described above.

COST OF INSURANCE CHARGE

         The Company will make a monthly deduction for the cost of providing life insurance coverage for the insured. This charge is guaranteed not to exceed the maximum cost of insurance charge determined on the basis of the mortality table guaranteed in the contract, calculated using the 1980 CSO Table. Currently, a cost of insurance charge equal to an annual rate of 0.35% of contract value (0.55% of contract value after the first ten contract years) will be deducted monthly. If there is more than one insured, a cost of insurance charge equal to an annual rate of 0.10% of contract value (0.30% of contract value after the first ten contract years). The Company reserves the right to increase or decrease this current cost of insurance charge so long as the maximum charges guaranteed in the contract are not exceeded.

MORTALITY AND EXPENSE RISK CHARGE

         A mortality and expense risk charge equal to an annual rate of 0.90% of the value of variable investment accounts will be deducted monthly for assuming the mortality and expense risks under the contract. The mortality risk assumed under the contract is the risk that the cost of providing the death benefit will exceed the maximum guaranteed cost of insurance charge. The expense risk assumed under the contract is the risk that the cost of providing administrative services will exceed the revenues from the administration charges.

WITHDRAWAL CHARGE

         If the contract owner makes a partial withdrawal or surrenders the contract during the first nine contract years, the Company will impose a withdrawal charge which declines during that nine-year period, however, no withdrawal charges will be imposed upon death of the insured. The withdrawal charge consists of two components: a contingent deferred sales charge and an unrecovered premium tax charge. The withdrawal charge is applicable only to that portion of the proceeds of a surrender or partial withdrawal that exceeds the "free withdrawal amount." The free withdrawal amount is the greater of (a) or
(b) as defined below; however, the free withdrawal amount may never exceed the surrender value.

         (a) the excess of the contract value on the date of withdrawal or surrender over the unliquidated payments; or

         (b) 10% of total payments less all prior partial withdrawals in that contract year.

The total amount of the withdrawal charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable total withdrawal charge percentage shown in the following table:

                                                     Total
       Contract                 Unrecovered       Withdrawal
         Year        CDSC       Premium Tax         Charge
         ----        ----       -----------         ------
           1         6.75%          2.25%            9.00%
           2         6.50%          2.00%            8.50%
           3         6.25%          1.75%            8.00%
           4         5.50%          1.50%            7.00%
           5         4.75%          1.25%            6.00%
           6         4.00%          1.00%            5.00%
           7         3.25%          0.75%            4.00%
           8         2.50%          0.50%            3.00%
           9         1.75%          0.25%            2.00%
          10+         0%             0%               0%

The Company will monitor distribution charges, federal tax charge and contingent deferred sale charges deducted under a contract to ensure that the sum of these charges will never exceed 9% of aggregate payments made under that contract.

         The total withdrawal charge will be eliminated when a contract is issued to an officer, director or employee (or a relative thereof) of the Company, Manulife, the Trust or any of their affiliates.

         The revenues from the contingent deferred sales charge and the distribution charge may be insufficient to defray all distribution expenses. If there is a shortfall, the Company will bear the expense from its general account assets. Such assets may include profits, if any, from the cost of insurance and mortality and expense risk charges described above.

         The unrecovered premium tax charge is designed to reimburse the Company upon a surrender or partial withdrawal during the first nine contract years for state premium taxes it will have paid in connection with receipt of contract payments. The amounts deducted pursuant to the asset-based charge for premium taxes prior to withdrawal, plus the deferred premium tax charges deducted upon the amounts surrendered or withdrawn, will approximately equal the Company's expected state premium tax obligations as a result of its receipt of contract payments, based upon an estimated 2.5% average premium tax obligation.

OTHER TAXES

         The Company reserves the right to make charges for any additional tax obligations that may be incurred in the future as a result of establishing or maintaining the Variable Account, issuing a contract, receiving payments under a contract, or from commencing or continuing annuity option payments under a contract.

                               FEDERAL TAX MATTERS

INTRODUCTION

         The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the contract is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

         This discussion does not address state or local tax consequences associated with the purchase of the contract. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

TAX STATUS OF THE COMPANY


         The Company is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a contract. The Company does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore the Company does not intend to make any provision for such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account to make provision for such taxes. The Company's federal tax liability is increased, however, in respect of the contracts because of the federal tax law's treatment of deferred acquisition costs (for which the Company imposes a federal tax charge). (See "CHARGES AND DEDUCTIONS")


TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

Tax Status of the Contract

         Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. The Company believes that the contract will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the contract will generally be excludable from the beneficiary's gross income, and interest and other income credited under the contract will not be taxable unless certain withdrawals are made (or are deemed to be made) from the contract prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) the Company, rather than the contract owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.


         Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the contract will not be treated as a life insurance contract for federal income tax purposes and the owner would generally be taxable currently on the income on the contract (as defined in the tax law). The Company expects that the Variable Account, through the Trust, will comply with these diversification requirements. Although the investment adviser of the Trust is an affiliate of the Company, the Company does not have control over the Trust or its investments. Nonetheless, the Company believes that each Trust Portfolio in which the Variable Account owns shares will be operated in compliance with the diversification requirements prescribed by the Code and Treasury Department regulations.



         Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.



         The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the owner of this contract has the choice of many more investment options to which to allocate premium payments and variable investment account values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the contract owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets . In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent contract owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.


         The remainder of this discussion assumes that the contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds

         In general, the amount of the death benefit payable from a contract by reason of the death of the insured is excludable from gross income under section 101 of the Code. Certain transfers of the contract for valuable consideration, however, may result in a portion of the death benefit being taxable.

         If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period

         Under existing provisions of the Code, except as described below, any increase in an owner's contract value is generally not taxable to the owner unless amounts are received (or are deemed to be received) from the contract prior to the insured's death. If there is a total withdrawal from the contract, the surrender value will be includible in the owner's income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the contract, less the aggregate amount received under the contract previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the contract constitute income to the owner depends, in part, upon whether the contract is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

         Contracts Which Are MECs

         Characterization of a Contract as a MEC. In general, this contract will constitute a MEC unless (1) it was received in exchange for another life insurance contract which was not a MEC, (2) no premium payments or other consideration (other than the exchanged contract) are paid into the contract during the first 7 contract years, and (3) there is no withdrawal or reduction in the death benefit during the first 7 contract years. In addition, even if the contract initially is not a MEC, it may, in certain circumstances, become a MEC if there is a later increase in benefits or any other "material change" of the contract, within the meaning of the tax law.


         Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the contract is a MEC, withdrawals from the contract will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the contract. The amount of any loan (including unpaid interest thereon) under the contract will be treated as a withdrawal from the contract for tax purposes. In addition, if the owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the contract for tax purposes. The owner's investment in the contract is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a contract which is a MEC, an owner should consult a qualified tax advisor.


         Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after the owner attains age 59 -1/2, (2) because the owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the owner (or the joint lives or life expectancies of the owner and his or her beneficiary, as defined in the tax law).


         Aggregation of Contracts. All life insurance contracts which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.


         Contracts Which Are Not MECs


         Tax Treatment of Withdrawals Generally. If the contract is not a MEC (described above), the amount of any withdrawal from the contract will be treated first a non-taxable recovery of premium payments and then as income from the contract. Thus, a withdrawal from a contract that is not a MEC will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.


         Certain Distributions Required by the Tax Law in the First 15 Contract Years. As indicated above, section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under section 7702 in connection with a reduction in benefits during the first 15 years after the contract is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income.

         Tax Treatment of Loans. If a contract is not a MEC, a loan received under the contract generally will be treated as indebtedness of the owner. As a result, no part of any loan under such a contract will constitute income to the owner so long as the contract remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. Generally, interest paid on any loans under this contract will not be tax deductible, regardless of whether such interest is incurred in connection with a taxpayer's trade or business.

Last Survivor Contracts

         Although the Company believes that the contract, when issued as a last survivor contract, complies with section 7702 of the Code, the manner in which section 7702 should be applied to last survivor contracts is not directly addressed by section 7702. In the absence of final regulations or other guidance issued under section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the section 7702 definition of a life insurance contract. Prospective owners considering purchase of the contract as a last survivor contract should consult a qualified tax advisor.

         Where the owner of the contract is the last surviving insured, the death proceeds will generally be includible in the contract owner's estate on his or her death for purposes of the federal estate tax. If the contract owner dies and was not the last surviving insured, the fair market value of the contract would be included in the contract owner's estate. In general, nothing would be includible in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Treatment of Maturity Benefits and Extension of Maturity Date

         At the maturity date, the surrender value will be paid to the contract owner, and this amount will be includible in income to the extent the amount received exceeds the investment in the contract. If the contract owner elects to extend the maturity date past the year in which the insured attains age 100 (which must be done prior to the original maturity date), the Company believes the contract will continue to qualify as a life insurance contract for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that the contract owner would be viewed as constructively receiving the cash value in the year the insured attains age 100. If this were the case, an amount equal to the excess of the cash value over the investment in the contract would be includible in the contract owner's income at that time.

Actions to Ensure Compliance with the Tax Law

         The Company believes that the maximum amount of premium payments it has determined for the contracts will comply with the federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the contract year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also reserves the right to increase the death benefit (which may result in larger charges under a contract) or to take any other action deemed necessary to ensure the compliance of the contract with the federal tax definition of life insurance.

Other Considerations

         Changing the owner, exchanging the contract, and other changes under the contract may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.

         Federal estate tax, state and local estate and inheritance tax, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes.

         If the contract owner (whether or not he or she is an insured) transfers ownership of the contract to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the contract. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million.

         Because the federal estate tax, gift tax, and generation skipping tax rules are complex, prospective contract owners should consult a qualified tax advisor before using this contract for estate planning purposes.

FEDERAL INCOME TAX WITHHOLDING

         The Company will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a contract unless the owner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the owner requests that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, the owner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The owner may also be required to pay penalties under the estimated tax rules, if the owner's withholding and estimated tax payments are insufficient to satisfy the owner's total tax liability.

                                  OTHER MATTERS

VOTING RIGHTS


         The Company will vote shares of the Trust Portfolios held in the Variable Account at meetings of shareholders of the Trust in accordance with voting instructions received from the persons having the voting interest under the contracts. The number of Portfolio shares for which voting instructions may be given will be determined by the Company in the manner described below, not more than 90 days prior to the meeting of the Trust. Trust proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. Portfolio shares held in the Variable Account that are attributable to contract owners and as to which no timely instructions are received and Portfolio shares held in the Variable Account that are beneficially owned by the Company will be voted by the Company in proportion to the instructions received.



         Prior to the maturity date, the person having the voting interest under a contract is the contract owner and the number of votes as to each Portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.



         The Company may, if required by state insurance officials, disregard voting instructions that would require shares to be voted to change the sub-classification or investment policies of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. In addition, the Company may disregard voting instructions that would require changes in the investment policies or investment adviser or Subadviser of a Portfolio if the Company reasonably disapproves of these changes in accordance with applicable federal regulations. If the Company disregards any voting instructions, it will advise contract owners of that action, and its reasons therefore, in its next communication to contract owners.



         The Company reserves the right to make any changes in the voting rights described above that may be permitted by the securities laws or regulations or interpretations of these laws or regulations. In particular, if applicable securities laws or regulations are amended or present interpretations of them change, and, as a result, the Company determines that it is permitted to vote in its own right shares of the Portfolios held in the Variable Account, the Company may elect to do so.


NOTICES AND REPORTS TO CONTRACT OWNERS

         Within 30 days after each calendar quarter, the Company will send the owner a statement showing, among other things, the contract value and information concerning any loans. Within 10 days after any transaction involving purchase, sale or transfer of amounts allocated to the Variable Account, the owner will be sent a confirmation statement. The owner also will be sent an annual and semi-annual report for the Variable Account and each Portfolio, which will include a list of the securities held in each Portfolio.


         At least once each contract year, the Company will send to contract owners a statement showing the face amount and the contract value of the contract and any outstanding loan secured by the contract as of the date of the statement. The statement will also show premium payments, and monthly deductions under the contract since the last statement, and any other information required by any applicable law or regulation.

DISTRIBUTION OF THE CONTRACT

         NASL Financial Services, Inc. ("NASL Financial"), 116 Huntington Avenue, Boston, Massachusetts, 02116, a wholly-owned subsidiary of the Company, is the principal underwriter of the contract in addition to providing advisory services to the Trust. NASL Financial is a broker-dealer registered under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). NASL Financial has entered into a non-exclusive promotional agent agreement with Wood Logan Associates, Inc. ("Wood Logan"). Wood Logan is a wholly owned subsidiary of a holding company that is 85% owned by Manulife and approximately 15% owned by the principals of Wood Logan. Wood Logan is a broker-dealer registered under the 1934 Act and a member of the NASD. Sales of the contract will be made by registered representatives of broker-dealers authorized by NASL Financial to sell the contracts. Such registered representatives will also be licensed insurance agents of the Company. Under the promotional agent agreement, Wood Logan will recruit and provide sales training and licensing assistance to such registered representatives. In addition, Wood Logan will prepare sales and promotional materials for the Company's approval. NASL Financial will pay distribution compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 7% of purchase payments. NASL Financial may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, NASL Financial will provide reimbursement of certain sales and marketing expenses. NASL Financial will pay Wood Logan for providing marketing support for the distribution of the contract.

OFFICERS AND DIRECTORS OF THE COMPANY

         The directors and executive officers of the Company, together with their principal occupations during the past five years, are as follows:



NAME                                 POSITION WITH THE COMPANY                 PRINCIPAL OCCUPATION
----                                 -------------------------                 --------------------
John D. DesPrez III                  Director* and President                   Vice President, U.S. Annuities, of Manulife,
Age: 40                                                                        September 1996 to present; Director and
                                                                               President of the Company, September 1996 to
                                                                               present; Vice President, Mutual Funds, of
                                                                               Manulife, January, 1995 to September 1996,
                                                                               President and Chief Executive Officer of the
                                                                               North American Funds, March 1993 to September
                                                                               1996; Vice President and General Counsel of
                                                                               the Company, January 1991 to June 1994.

Peter S. Hutchison                   Director*                                 Senior Vice President, Corporate Taxation of
Age:47                                                                         Manulife, January 1996 to present; Executive
                                                                               Vice President and Chief Financial Officer of
                                                                               North American Life, September 1994 to
                                                                               December 31, 1995; Senior Vice President and
                                                                               Chief Actuary, North American Life, April 1992
                                                                               to August 1994; Vice President and Chief
                                                                               Actuary, North American Life, September 1990
                                                                               to March 1992.

John D. Richardson                   Director* and Chairman of the Board       Senior Vice President & General Manager, U.S.
Age: 59                              of Directors                              Operations, of Manulife, January 1995 to the
                                                                               present;

NAME                                 POSITION WITH THE COMPANY                 PRINCIPAL OCCUPATION
----                                 -------------------------                 --------------------

                                                                               Senior Vice President, and General Manager,
                                                                               Canadian Operations, of Manulife, 1992 - 1994;
                                                                               Senior Vice President, Financial Services, of
                                                                               Manulife, 1992.

James D. Gallagher                   Vice President, Secretary and             Vice President, Legal Services U.S.
Age: 42                              General Counsel                           Operations, of Manulife, January 1996 to
                                                                               present; Vice President, Secretary and General
                                                                               Counsel of the Company, June 1994 to present;
                                                                               Vice President and Associate General Counsel,
                                                                               The Prudential Insurance Company of America,
                                                                               1990-1994.

Richard C. Hirtle                    Vice President, Treasurer, Chief          Vice President, Chief Financial Officer,
Age: 41                              Financial Officer                         Annuities, of Manulife, January 1996 to
                                                                               present; Vice President, Treasurer, Chief
                                                                               Financial Officer and of the Company, November
                                                                               1988 to January 1996.


Hugh C. McHaffie                     Vice President, Product Management        Vice President, Annuities and Product
Age: 39                                                                        Development, of Manulife, January 1996 to
                                                                               present; Vice President and Product Actuary of
                                                                               the Company, August 1994 to present; Product
                                                                               Development Executive of the Company, August
                                                                               1990 to August 1994.

Joseph Scott                         Vice President, Life Products             Vice President, Accumulation Life Products, of
Age: 48                                                                        Manulife, March 6, 1996 to present; President,
                                                                               First North American Life November 1996 to
                                                                               present; President, North American Funds,
                                                                               September 1996 to present.

Janet Sweeney                        Vice President, Human Resources           Vice President, Human Resources, U.S.
Age: 46                                                                        Operations, of Manulife, January 1996 to
                                                                               present; Vice President, Corporate Services of
                                                                               the Company, January 1995 to January 1996;
                                                                               Executive, Corporate Services of the Company,
                                                                               July 1989 to December 1994.

John G. Vrysen                       Vice President and Chief Actuary          Vice President and Chief Financial Officer,
Age: 41                                                                        U.S. Operations, of Manulife, January 1996 to
                                                                               present; Vice President and Chief Actuary of
                                                                               the Company, January 1986 to present.

Robert Boyda                         Vice President, Investment                Vice President, Investment Management
Age:   40                            Management Services                       Services, January 1997 to the present
                                                                               Assistant Vice President, Investment
                                                                               Marketing, of Manulife, July 1994 to January
                                                                               1997.

James R. Boyle                       Vice President and Chief                  Vice President, Administration, of Manulife,
Age:  37                             Administrative Officer                    Vice President and Chief Administrative
                                                                               Officer of the Company, September 1996 to
                                                                               present; Vice President, Treasurer and Chief
                                                                               Administrative Officer, June 1994 to

NAME                                 POSITION WITH THE COMPANY                 PRINCIPAL OCCUPATION
----                                 -------------------------                 --------------------
                                                                               September 1996, the North American Funds;
                                                                               Corporate Controller of the Company, July 1993 to
                                                                               June 1994; Mutual Fund Accounting Executive of the
                                                                               Company, June 1992 to July 1993; Audit Manager,
                                                                               1990 to June 1992, Coopers & Lybrand L.L.P.

LEGAL PROCEEDINGS

         There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither the Company nor NASL Financial are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

LEGAL MATTERS

         All matters of applicable state law pertaining to the contract, including the Company's right to issue the contract thereunder, have been passed upon by James D. Gallagher, Esq., Vice President, Secretary and General Counsel of the Company. Certain matters relating to the federal securities laws have been passed upon by Jones & Blouch L.L.P., Washington, D.C.


INDEPENDENT AUDITORS



         The financial statements of the Company and the Variable Account at December 31, 1996 and for the year ended appearing in this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.



         The statutory balance sheet of the Company as of December 31, 1995 and the related statutory statements of operations, changes in capital and deficit, and cash flows for each of the two years in the period ended December 31, 1995, appearing in this Prospectus have been included herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware), of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

         The statement of operations and changes in net assets of the Variable Account for the year ended December 31, 1995, appearing in this Prospectus has been included herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.


SAFEKEEPING OF VARIABLE ACCOUNT ASSETS


         The assets of the Variable Account are held by the Company. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of each Trust Portfolio. Additional protection for the assets of the Variable Account is afforded by the Company's blanket fidelity bond issued by American Home Assurance Company, in the aggregate amount of $50 million ($25 million for any one claim) , covering all of the officers and employees of the Company.


OTHER INFORMATION

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the variable portion of the contracts discussed in the Prospectus. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus concerning the content of the contracts and other legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

CONTRACT OWNER INQUIRIES

All contract owner inquiries should be directed to the Service Office.

                             CONTRACT ILLUSTRATIONS

         The following tables have been prepared to illustrate the way in which a contract operates. The tables assume that an initial premium payment of $25,000 is allocated equally among the Sub-Accounts of the Variable Account, with no allocation to the fixed investment account, and that no subsequent payments, transfers, partial withdrawals, or loans have been made. A female nonsmoker age 55 and a male nonsmoker age 65 with face amounts of $85,564 and $51,179, respectively, are illustrated for an individual insured. The illustration for a contract with two insureds assumes a joint equal age of 65 with a face amount of $79,644.


         The tables illustrate how the contract value, the surrender value and the death benefit of a contract would vary over time if the investment return on the assets of each Portfolio were a uniform, gross (i.e., before taking into consideration fees or expenses incurred by each Portfolio, other than transaction expenses such as brokerage commissions) after-tax annual rates of 0%, 6% or 12%. The contract value, surrender value and death benefit would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years.



         The charges reflected in the tables include the (1) distribution charge equal to an annual rate of 0.25% of contract value for the first ten contract years, (2) premium tax charge equal to an annual rate of 0.25% of contract value for the first ten contract years, (3) federal tax charge equal to an annual rate of 0.15% of contract value for the first ten contract years, (4) administration charge equal to an annual rate of 0.40% of contract value, (5) mortality and expense charge equal to an annual rate of 0.90% of variable investment account values, (6) $2.50 monthly maintenance fee, (7) current and guaranteed cost of insurance charges, and (8) any withdrawal charge which may be applicable in the first nine contract years. A simple average of total trust expenses for the twenty-nine investment Portfolios of 0.95% is also reflected in the tables. The expenses of the Portfolios may fluctuate from year to year, but are assumed to remain constant for purposes of these tables.


         The tables reflect the fact that no charges (other than those described above) for federal, state or local taxes are currently made against the Variable Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

         Surrender values in the tables do not reflect any tax consequences of a surrender, as those consequences would vary according to the individual circumstances of the contract owner. It should be noted that surrenders of the contract may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

         Upon request, the Company will furnish comparable illustrations based on the insured's age, gender, smoking status, risk class, the initial premium payment, and the investment option selected by the contract owner or prospective owner.


         From time to time, in supplemental sales literature for the contract that quotes performance data for one or more of the Trust Portfolios, the Company may include surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the sales literature replacing the hypothetical rates of return in the following tables. This information may be shown in the form of graphs, charts, tables and examples. The contract will be offered to the public only on or after the date of this Prospectus. However, total return data may be used in sales literature for as long a period as a Portfolio has been in existence. The results for any period prior to the contract being offered would be calculated as if the contract had been offered during that period of time, with all charges assumed to be those applicable to the contract.

                  $25,000 INITIAL PAYMENT: $51,179 FACE AMOUNT
                            MALE NONSMOKER : AGE 65

                                 CURRENT VALUES



                          0% Hypothetical                6% Hypothetical               12% Hypothetical
                       Gross Investment Return        Gross Investment Return       Gross Investment Return
                       -----------------------        -----------------------       -----------------------
           Payment
            Plus              Contract                     Contract                        Contract
 Policy   Interest   Contract Surrender  Death    Contract Surrender   Death      Contract Surrender   Death
   Year     at 5%      Value    Value   Benefit     Value    Value    Benefit      Value     Value    Benefit
   ----     -----      -----    -----   -------     -----    -----    -------      -----     -----    -------

    1      $26,250    $24,170  $22,220  $51,179    $25,622  $23,541   $51,179     $27,073   $24,861   $51,179
    2       27,563     23,367   21,594   51,179     26,260   24,240    51,179      29,320    27,195    51,179
    3       28,941     22,590   20,983   51,179     26,914   24,961    51,179      31,757    29,757    51,179
    4       30,388     21,838   20,484   51,179     27,586   25,836    51,179      34,399    32,649    51,179
    5       31,907     21,109   19,993   51,179     28,275   26,775    51,179      37,263    35,763    51,179
    6       33,502     20,404   19,509   51,179     28,982   27,732    51,179      40,368    39,118    51,179
    7       35,178     19,722   19,033   51,179     29,708   28,708    51,179      43,734    42,734    51,179
    8       36,936     19,061   18,564   51,179     30,452   29,702    51,179      47,384    46,634    52,596
    9       38,783     18,422   18,103   51,179     31,216   30,716    51,179      51,341    50,841    55,961
   10       40,722     17,803   17,803   51,179     32,000   32,000    51,179      55,631    55,631    59,525
   15       51,973     15,336   15,336   51,179     37,064   37,064    51,179      85,726    85,726    90,012
   20       66,332     13,191   13,191   51,179     42,956   42,956    51,179     131,197   131,197   137,757
   25       84,659     11,327   11,327   51,179     49,810   49,810    52,301     200,809   200,809   210,850
   30      108,049      9,706    9,706   51,179     57,891   57,891    58,470     308,028   308,028   311,109

ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.




The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $85,564 FACE AMOUNT
                           FEMALE NONSMOKER : AGE 55

                                 CURRENT VALUES


                          0% Hypothetical               6% Hypothetical                12% Hypothetical
                      Gross Investment Return       Gross Investment Return        Gross Investment Return
                     --------------------------   ---------------------------      --------------------------
           Payment
            Plus              Contract                     Contract                        Contract
 Policy   Interest   Contract Surrender  Death    Contract Surrender   Death      Contract Surrender   Death
   Year     at 5%      Value    Value   Benefit     Value    Value    Benefit      Value     Value    Benefit
   ----     -----      -----    -----   -------     -----    -----    -------      -----     -----    -------

    1      $26,250    $24,170  $22,220  $85,564    $25,622  $23,541   $85,564     $27,073   $24,861   $85,564
    2       27,563     23,367   21,594   85,564     26,260   24,240    85,564      29,320    27,195    85,564
    3       28,941     22,590   20,983   85,564     26,914   24,961    85,564      31,757    29,757    85,564
    4       30,388     21,838   20,484   85,564     27,586   25,836    85,564      34,399    32,649    85,564
    5       31,907     21,109   19,993   85,564     28,275   26,775    85,564      37,263    35,763    85,564
    6       33,502     20,404   19,509   85,564     28,982   27,732    85,564      40,368    39,118    85,564
    7       35,178     19,722   19,033   85,564     29,708   28,708    85,564      43,734    42,734    85,564
    8       36,936     19,061   18,564   85,564     30,452   29,702    85,564      47,384    46,634    85,564
    9       38,783     18,422   18,103   85,564     31,216   30,716    85,564      51,341    50,841    85,564
   10       40,722     17,803   17,803   85,564     32,000   32,000    85,564      55,631    55,631    85,564
   15       51,973     15,336   15,336   85,564     37,064   37,064    85,564      85,563    85,563    99,254
   20       66,332     13,191   13,191   85,564     42,956   42,956    85,564     132,547   132,547   141,825
   25       84,659     11,327   11,327   85,564     49,810   49,810    85,564     205,879   205,879   216,173
   30      108,049      9,706    9,706   85,564     57,784   57,784    85,564     316,770   316,770   332,608

ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $79,644 FACE AMOUNT
                    LAST SURVIVOR : JOINT EQUIVALENT AGE 65

                                 CURRENT VALUES


                           0% Hypothetical              6% Hypothetical                12% Hypothetical
                       Gross Investment Return      Gross Investment Return        Gross Investment Return
                      -------------------------    -------------------------     ---------------------------
           Payment
            Plus               Contract                     Contract                       Contract
 Policy   Interest    Contract Surrender  Death    Contract Surrender  Death     Contract Surrender   Death
   Year     at 5%      Value    Value   Benefit     Value    Value   Benefit      Value     Value    Benefit
   ----     -----      -----    -----   -------     -----    -----   -------      -----     -----    -------

    1      $26,250    $24,240  $22,283  $79,644    $25,696  $23,609   $79,644     $27,152   $24,934   $79,644
    2       27,563     23,494   21,709   79,644     26,402   24,370    79,644      29,480    27,355    79,644
    3       28,941     22,769   21,148   79,644     27,128   25,158    79,644      32,010    30,010    79,644
    4       30,388     22,066   20,697   79,644     27,875   26,125    79,644      34,760    33,010    79,644
    5       31,907     21,384   20,251   79,644     28,644   27,144    79,644      37,749    36,249    79,644
    6       33,502     20,722   19,811   79,644     29,434   28,184    79,644      40,998    39,748    79,644
    7       35,178     20,080   19,377   79,644     30,247   29,247    79,644      44,529    43,529    79,644
    8       36,936     19,457   18,948   79,644     31,084   30,334    79,644      48,366    47,616    79,644
    9       38,783     18,852   18,525   79,644     31,944   31,444    79,644      52,537    52,037    79,644
   10       40,722     18,265   18,265   79,644     32,829   32,829    79,644      57,071    57,071    79,644
   15       51,973     15,936   15,936   79,644     38,509   38,509    79,644      88,592    88,592    93,022
   20       66,332     13,887   13,887   79,644     45,200   45,200    79,644     137,470   137,470   144,343
   25       84,659     12,083   12,083   79,644     53,081   53,081    79,644     213,072   213,072   223,725
   30      108,049     10,495   10,495   79,644     62,366   62,366    79,644     330,777   330,777   334,085

ASSUMPTIONS : (1)   No loans or partial withdrawals have been made. (2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.



The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $51,179 FACE AMOUNT
                            MALE NONSMOKER : AGE 65

                               GUARANTEED VALUES


                           0% Hypothetical              6% Hypothetical               12% Hypothetical
                       Gross Investment Return      Gross Investment Return       Gross Investment Return
                      -------------------------    -------------------------     ---------------------------
           Payment
            Plus               Contract                     Contract                       Contract
 Policy   Interest    Contract Surrender  Death    Contract Surrender  Death     Contract Surrender   Death
   Year     at 5%      Value    Value   Benefit     Value    Value   Benefit      Value     Value    Benefit
   ----     -----      -----    -----   -------     -----    -----   -------      -----     -----    -------

    1      $26,250    $23,660  $21,755  $51,179    $25,118  $23,082   $51,179     $26,577   $24,410   $51,179
    2       27,563     22,260   20,580   51,179     25,178   23,250    51,179      28,271    26,146    51,179
    3       28,941     20,789   19,326   51,179     25,171   23,358    51,179      30,101    28,101    51,179
    4       30,388     19,232   18,061   51,179     25,089   23,508    51,179      32,087    30,337    51,179
    5       31,907     17,570   16,665   51,179     24,917   23,572    51,179      34,255    32,755    51,179
    6       33,502     15,776   15,113   51,179     24,637   23,531    51,179      36,635    35,385    51,179
    7       35,178     13,820   13,367   51,179     24,226   23,357    51,179      39,266    38,266    51,179
    8       36,936     11,656   11,381   51,179     23,651   23,017    51,179      42,195    41,445    51,179
    9       38,783      9,235    9,100   51,179     22,877   22,469    51,179      45,491    44,991    51,179
   10       40,722      6,499    6,499   51,179     21,859   21,859    51,179      49,221    49,221    52,666
   15       51,973       *        *        *        11,779   11,779    51,179      75,827    75,827    79,618
   20       66,332       *        *        *          *        *        *         115,519   115,519   121,295
   25       84,659       *        *        *          *        *        *         172,808   172,808   181,449
   30      108,049       *        *        *          *        *        *         260,522   260,522   263,127

ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.


* Unless additional payment is made, the contract will not stay inforce resulting i and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000INITIAL PAYMENT: $85,564 FACE AMOUNT
                           FEMALE NONSMOKER : AGE 55

                               GUARANTEED VALUES


                           0% Hypothetical              6% Hypothetical               12% Hypothetical
                       Gross Investment Return      Gross Investment Return       Gross Investment Return
                      -------------------------    -------------------------     ---------------------------
           Payment
            Plus               Contract                     Contract                       Contract
 Policy   Interest    Contract Surrender  Death    Contract Surrender  Death     Contract Surrender   Death
   Year     at 5%      Value    Value   Benefit     Value    Value   Benefit      Value     Value    Benefit
   ----     -----      -----    -----   -------     -----    -----   -------      -----     -----    -------

        1  $26,250    $23,870  $21,947  $85,564    $25,322  $23,268   $85,564     $26,773   $24,588   $85,564
        2   27,563     22,738   21,018   85,564     25,626   23,661    85,564      28,686    26,561    85,564
        3   28,941     21,601   20,073   85,564     25,915   24,042    85,564      30,756    28,756    85,564
        4   30,388     20,461   19,203   85,564     26,187   24,529    85,564      32,998    31,248    85,564
        5   31,907     19,310   18,302   85,564     26,438   25,002    85,564      35,430    33,930    85,564
        6   33,502     18,144   17,362   85,564     26,663   25,455    85,564      38,067    36,817    85,564
        7   35,178     16,950   16,372   85,564     26,852   25,878    85,564      40,925    39,925    85,564
        8   36,936     15,716   15,319   85,564     26,993   26,258    85,564      44,023    43,273    85,564
        9   38,783     14,424   14,186   85,564     27,071   26,580    85,564      47,382    46,882    85,564
       10   40,722     13,063   13,063   85,564     27,077   27,077    85,564      51,031    51,031    85,564
       15   51,973      5,227    5,227   85,564     26,713   26,713    85,564      77,764    77,764    90,206
       20   66,332       *        *        *        22,422   22,422    85,564     120,447   120,447   128,878
       25   84,659       *        *        *         7,218    7,218    85,564     187,068   187,068   196,421
       30  108,049       *        *        *          *        *        *         287,743   287,743   302,130

ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.

* Unless additional payment is made, the contract will not stay inforce resulting in loss of insurance coverage. See "TERMINATION" and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $79,644 FACE AMOUNT
                    LAST SURVIVOR: JOINT EQUIVALENT AGE 65

                               GUARANTEED VALUES



                           0% Hypothetical              6% Hypothetical               12% Hypothetical
                       Gross Investment Return      Gross Investment Return       Gross Investment Return
                      -------------------------    -------------------------     ---------------------------
           Payment
            Plus               Contract                     Contract                       Contract
 Policy   Interest    Contract Surrender  Death    Contract Surrender  Death      Contract Surrender   Death
   Year     at 5%      Value    Value   Benefit     Value    Value    Benefit      Value     Value    Benefit
   ----     -----      -----    -----   -------     -----    -----    -------      -----     -----    -------
    1      $26,250    $24,240  $22,283  $79,644    $25,696  $23,609   $79,644     $27,152   $24,934   $79,644
    2       27,563     23,465   21,683   79,644     26,377   24,348    79,644      29,459    27,334    79,644
    3       28,941     22,666   21,052   79,644     27,035   25,072    79,644      31,930    29,930    79,644
    4       30,388     21,831   20,478   79,644     27,661   25,911    79,644      34,574    32,824    79,644
    5       31,907     20,947   19,841   79,644     28,242   26,742    79,644      37,404    35,904    79,644
    6       33,502     19,998   19,123   79,644     28,766   27,516    79,644      40,432    39,182    79,644
    7       35,178     18,964   18,306   79,644     29,216   28,216    79,644      43,673    42,673    79,644
    8       36,936     17,822   17,362   79,644     29,573   28,823    79,644      47,150    46,400    79,644
    9       38,783     16,549   16,268   79,644     29,818   29,318    79,644      50,889    50,389    79,644
   10       40,722     15,105   15,105   79,644     29,921   29,921    79,644      54,921    54,921    79,644
   15       51,973      4,254    4,254   79,644     28,259   28,259    79,644      84,414    84,414    88,635
   20       66,332       *        *        *        16,948   16,948    79,644     130,939   130,939   137,486
   25       84,659       *        *        *          *        *        *         201,589   201,589   211,669
   30      108,049       *        *        *          *        *        *         311,016   311,016   314,127


ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.


* Unless additional payment is made, the contract will not stay inforce resulting in loss of insurance coverage. See "TERMINATION" and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                             AUDITED STATUTORY-BASIS
                                             FINANCIAL STATEMENTS

                                             NORTH AMERICAN SECURITY
                                             LIFE INSURANCE COMPANY
                                             (A WHOLLY-OWNED SUBSIDIARY OF
                                             NAWL HOLDING COMPANY, INC.)

                                             Years ended December 31, 1996, 1995
                                             and 1994

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)

                  Audited Statutory-Basis Financial Statements


                  Years ended December 31, 1996, 1995 and 1994




                                    CONTENTS

Report of Independent Auditors.................................................1

Audited Statutory-Basis Financial Statements

Balance Sheets-Statutory-Basis.................................................2
Statements of Operations-Statutory-Basis.......................................3
Statement of Changes in Capital and Deficit-Statutory-Basis....................4
Statements of Cash Flows-Statutory-Basis.......................................5
Notes to Statutory-Basis Financial Statements..................................6

                         Report of Independent Auditors


Board of Directors and Shareholder
North American Security Life Insurance Company

We have audited the accompanying statutory-basis balance sheet of North American Security Life Insurance Company (a wholly-owned subsidiary of NAWL Holding Company, Inc.) as of December 31, 1996, and the related statutory-basis statements of operations, changes in capital and deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in
Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of North American Security Life Insurance Company at December 31, 1996, or the results of its operations or its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North American Security Life Insurance Company at December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                                            Ernst & Young LLP

Boston, Massachusetts
February 25, 1997

                        [Coopers & Lybrand Letterhead]


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of North American Security Life Insurance Company:

We have audited the accompanying statutory balance sheets of North American Security Life Insurance Company (a wholly-owned subsidiary of North American Life Assurance Company of North York, Canada) as of December 31, 1995 and the related statutory statements of operations, changes in capital and deficit, and cash flows for each of the two years in the period ended December 31, 1995. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP). The effects on the financial statements of the variances between SAP and GAAP are not currently determinable.

In our report dated February 23, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects, the financial position of North American Security Life Insurance Company as of December 31, 1995 and the results of its operations, and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of wholly-owned stock life subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements as presented herein is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above do not present fairly in conformity with GAAP, the financial position of North American Security Life Insurance Company as of December 31, 1995, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial condition of North American Security Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, on the basis of accounting described in Note 1.




                                              COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
February 23, 1996, except for the information in the second paragraph of Note 1 - "Basis of Presentation," for which the date is February 25, 1997

                         North American Security Life Insurance Company
                     (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


                                  Balance Sheets--Statutory-Basis


                                                                              DECEMBER 31
                                                                        1996               1995
                                                                  ---------------------------------
ADMITTED ASSETS
Investments:
   Bonds                                                          $   13,848,316     $   16,281,452
   Common stocks                                                      30,305,498         20,097,789
   Real estate                                                         2,268,120          4,847,164
   Cash and short-term investments                                     7,321,515          1,797,230
   Policy loans                                                          454,026
                                                                  ---------------------------------
Total investments                                                     54,197,475         43,023,635

Accrued investment income                                                278,106            431,415
Other assets                                                           4,008,003          4,320,909
Separate account assets                                            6,459,289,860      4,914,727,917
                                                                  ---------------------------------

Total admitted assets                                             $6,517,773,444     $4,962,503,876
                                                                  =================================

LIABILITIES, CAPITAL AND DEFICIT
Liabilities:
   Aggregate reserves                                             $    3,674,617     $    1,931,894
   Payable to parent, subsidiaries and affiliates                        405,711          3,033,665
   Funds held account from reinsurers                                  6,000,000          9,000,000
   Amount payable on reinsurance ceded                                 8,122,060          7,256,229
   Transfers from separate accounts, net                            (188,238,440)      (156,458,903)
   Borrowed money                                                    138,200,680        107,865,148
   Accrued interest on surplus note                                    1,591,232          3,248,219
   Asset valuation reserve                                             2,089,490          2,895,914
   Bank overdraft                                                      7,598,444          8,606,730
   Other liabilities                                                   9,486,084         10,239,069
   Separate account liabilities                                    6,459,289,860      4,914,727,917
                                                                  ---------------------------------
Total liabilities                                                  6,448,219,738      4,912,345,882

Capital and deficit:
   Surplus note payable to Parent                                     20,000,000         20,000,000
   Common stock (par value $1,000 per share--authorized,
     3,000 shares; issued and outstanding, 2,600 shares)               2,600,000          2,600,000
   Paid-in capital in excess of par value                            128,633,000        110,633,000
   Unassigned deficit                                                (81,679,294)       (83,075,006)
                                                                  ---------------------------------
Total capital and deficit                                             69,553,706         50,157,994
                                                                  ---------------------------------

Total liabilities, capital and deficit                            $6,517,773,444     $4,962,503,876
                                                                  =================================


See accompanying notes.

                           North American Security Life Insurance Company
                      (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


                              Statements of Operations--Statutory-Basis


                                                                        YEARS ENDED DECEMBER 31
                                                               1996                 1995                 1994
                                                           -------------------------------------------------------
Revenues:
   Premiums, annuity considerations and
     deposits
                                                           $1,027,373,531       $  991,551,945      $1,139,953,302
   Net investment income                                        5,172,160           35,909,722          30,559,559
   Commissions and expense allowances on
     reinsurance ceded                                         25,222,953           14,676,544           7,019,266
   Experience refunds on reinsurance ceded                      3,880,075            3,901,633           4,967,753
   Reserve adjustments on reinsurance                         (16,460,475)         (48,222,552)         (6,023,746)
                                                           -------------------------------------------------------
Total revenues                                              1,045,188,244          997,817,292       1,176,476,134

Expenses:
   Annuity benefits                                           381,764,918          269,688,906         206,710,232
   Increase (decrease) in reserves                              1,742,723         (517,160,712)        146,552,124
   Increase in separate account liability                     525,172,444          415,529,185         732,768,257
   Commissions                                                 82,257,073           73,593,478          81,981,046
   General expenses                                            27,587,265           22,872,812          19,253,764
   Interest expense                                             9,822,477            8,980,132           4,599,441
   Recapture fee on reinsurance ceded                          11,160,053            1,445,889           8,029,909
   Initial consideration on reinsurance ceded                   3,204,498          727,522,634
                                                           -------------------------------------------------------
Total expenses                                              1,042,711,451        1,002,472,324       1,199,894,773

Gain (loss) before federal income tax provision
   and realized capital gains (losses)                          2,476,793           (4,655,032)        (23,418,639)
Federal income tax provision                                       85,252                                    6,415
                                                           -------------------------------------------------------
Gain (loss) after federal income tax provision                  2,391,541           (4,655,032)        (23,425,054)
Net realized capital gains (losses)                               675,367           (2,632,953)         (7,029,018)
                                                           -------------------------------------------------------

Net income (loss)                                          $    3,066,908       $   (7,287,985)     $  (30,454,072)
                                                           =======================================================

See accompanying notes.

                                  North American Security Life Insurance Company
                             (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


                           Statements of Changes in Capital and Deficit--Statutory-Basis


                                                                     PAID-IN
                                                                   CAPITAL IN
                                      SURPLUS                     EXCESS OF PAR     UNASSIGNED      TOTAL CAPITAL
                                        NOTE       COMMON STOCK      VALUE           DEFICIT         AND DEFICIT
                                    ------------------------------------------------------------------------------
Balances at January 1, 1994         $20,000,000     $2,000,000     $ 81,233,000      $(51,510,475)    $ 51,722,525
Net loss                                                                              (30,454,072)     (30,454,072)
Issuance of common stock                               600,000                                             600,000
Paid-in capital in excess of par                                     29,400,000                         29,400,000
Increase in non-admitted assets                                                        (1,859,181)      (1,859,181)
Initial commission allowance on
   reinsurance ceded                                                                    4,508,719        4,508,719
Decrease in asset valuation
   reserves                                                                             1,976,033        1,976,033
Change in net realized gains and
   losses                                                                               3,514,108        3,514,108
                                    ------------------------------------------------------------------------------
Balances at December 31, 1994        20,000,000      2,600,000      110,633,000       (73,824,868)      59,408,132
Net loss                                                                               (7,287,985)      (7,287,985)
Increase in non-admitted assets                                                          (958,941)        (958,941)
Initial commission allowance on
   reinsurance ceded                                                                   (3,007,823)      (3,007,823)
Decrease in asset valuation
   reserves                                                                             2,640,946        2,640,946
Change in net realized gains and
   losses                                                                                (636,335)        (636,335)
                                    ------------------------------------------------------------------------------
Balances at December 31, 1995        20,000,000      2,600,000      110,633,000       (83,075,006)      50,157,994
Net income                                                                              3,066,908        3,066,908
Paid-in capital in excess of par                                     18,000,000                         18,000,000
Decrease in non-admitted assets                                                         1,619,796        1,619,796
Initial commission allowance on
   reinsurance ceded                                                                   (3,280,000)      (3,280,000)
Decrease in asset valuation
   reserves                                                                               806,424          806,424
Change in net realized gains and
   losses                                                                                (817,416)        (817,416)
                                    ------------------------------------------------------------------------------

Balances at December 31, 1996       $20,000,000     $2,600,000     $128,633,000      $(81,679,294)    $ 69,553,706
                                    ==============================================================================

                                  North American Security Life Insurance Company
                             (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc


                                  Statements of Cash Flows--Statutory-Basis


                                                                     YEAR ENDED DECEMBER 31
                                                             1996                 1995                1994
                                                        -----------------------------------------------------
OPERATING ACTIVITIES
Annuity considerations and deposits                     $1,027,373,531       $ 991,551,945     $1,139,953,302
Net investment income                                        2,264,748          32,128,833         28,230,341
Allowances and reserve adjustments on
   reinsurance ceded                                         8,762,478         (33,546,008)         1,140,018
Experience refund on reinsurance ceded                       3,880,075           3,901,633          4,967,753
Surrender benefits and other fund withdrawals paid        (350,317,143)       (232,650,150)      (175,523,156)
Other benefits paid to policyholders                       (32,009,867)        (36,860,052)       (30,555,923)
Commissions, other expenses and taxes paid                (109,382,073)        (97,024,418)      (100,210,171)
Net transfers to separate account                         (556,059,964)       (423,952,090)      (768,208,239)
Other operating expenses paid                              (25,079,045)       (737,948,655)       (12,780,263)
                                                        -----------------------------------------------------
Net cash (used for) provided by operating
   activities                                              (30,567,260)       (534,398,962)        87,013,662

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds                                                     9,607,009         763,005,273        112,385,919
   Stocks                                                   12,737,781           5,080,010          5,805,050
   Mortgage loans                                                              110,791,047         14,076,659
   Real estate                                               1,602,063             860,375          5,950,412
   Net gains on cash and short term investments                    408
Cost of investments acquired:
   Bonds                                                    (6,890,585)       (441,405,890)      (232,208,934)
   Stocks                                                  (19,333,533)        (10,137,862)          (488,212)
   Mortgage loans                                                                 (136,101)        (4,301,717)
   Policy loans                                               (454,026)          2,579,308           (791,723)
                                                        -----------------------------------------------------
Net cash (used for) provided by investing
   activities                                               (2,730,883)        430,636,160        (99,572,546)

OTHER CASH PROVIDED (APPLIED)
   Capital and surplus paid-in                              18,000,000                             30,000,000
   Borrowed  money                                          30,864,052           7,000,000         70,000,000
   Other sources                                             4,194,113          11,380,829         17,892,210
   Other applications                                      (14,235,737)        (14,398,973)      (103,250,950)
                                                        -----------------------------------------------------
Net other cash provided                                     38,822,428           3,981,856         14,641,260
                                                        -----------------------------------------------------

Net increase (decrease) in cash and short-term
   investments                                               5,524,285         (99,780,946)         2,082,376
Cash and short-term investments at beginning of
   year                                                      1,797,230         101,578,176         99,495,800
                                                        -----------------------------------------------------

Cash and short-term investments at end of year          $    7,321,515       $   1,797,230     $  101,578,176
                                                        =====================================================


See accompanying notes.

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


                  Notes to Statutory-Basis Financial Statements


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

North American Security Life Insurance Company (the Company) is a wholly-owned subsidiary of NAWL Holding Company Inc. (NAWL). NAWL holds all the outstanding shares of the Company and Wood Logan Associates, Inc. (WLA). Manufacturers Life Insurance Company (MLI) owns all Class A shares of NAWL, representing 85% of the voting shares of NAWL. Certain employees of WLA own all Class B shares, which represent the remaining 15% voting interest in NAWL.

On January 1, 1996, North American Life Assurance Company, (NAL), the Company's previous owner, merged with MLI. Effective January 1, 1996, immediately following the merger, the Company's Parent went through a corporate restructuring which resulted in the formation of a newly organized holding corporation, NAWL.

The Company issues fixed and variable annuity contracts (the contracts). Amounts invested in the fixed portion of the contracts are allocated to the General Account of the Company (see Note 6 on fixed annuity reinsurance). Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. The separate account assets are invested in shares of the NASL Series Trust, a no-load, open-end management investment company organized as a Massachusetts business trust.

On June 19, 1992, the Company formed First North American Life Assurance Company
(FNA). Subsequently, on July 22, 1992, FNA was granted a license by the New York State Insurance Department. FNA issues variable and fixed annuity contracts in the State of New York.

NASL Financial Services Inc. (NASL Financial), a wholly-owned subsidiary of the Company, acts as investment adviser to the NASL Series Trust and as principal underwriter of the annuity and variable life contracts issued by the Company and annuity contracts issued by FNA. NASL Financial has a promotional agreement with WLA to act as the promotional agent for the sale of annuity and variable life contracts.

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


            Notes to Statutory-Basis Financial Statements (continued)


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which would impact the amounts reported and disclosed herein.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from generally accepted accounting principals (GAAP).

The 1995 financial statements presented for comparative purposes were previously described as being prepared in accordance with GAAP for stock life insurance subsidiaries of a mutual life parent. Pursuant to FASB Interpretation 40, Applicability of Generally Accepted Accounting Principals to Mutual Life Insurance and Other Enterprises (FIN 40), as amended, which is effective for 1996 annual financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP presentations when presented in comparative form with the financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements are no longer considered to be presented in conformity with GAAP.

The more significant variances from GAAP are as follows:

Investments: Investments in bonds are reported at amortized cost based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholders' equity for those designated as available-for-sale.

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


            Notes to Statutory-Basis Financial Statements (continued)


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investments in real estate are reported net of related obligations rather than on a gross basis. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

The "asset valuation reserve" is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to earnings.

Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment products, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as "nonadmitted," principally agents' debit balances and furniture and equipment, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Annuity Considerations and Deposits: Revenues for annuity considerations and deposits consist of the entire premium received and annuity benefits represent the death benefits, annuitizations and withdrawals and surrenders paid and the change in policy reserves. Under GAAP, annuity considerations and deposits received in excess of policy charges would not be recognized as premium revenue and annuity benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Aggregate Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


            Notes to Statutory-Basis Financial Statements (continued)


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs.

Federal Income Taxes: Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant accounting policies are as follows:

INVESTMENTS AND INVESTMENT INCOME

Investments are valued in accordance with rules promulgated by the National Association of Insurance Commissioners (NAIC). Bonds not backed by loans are valued at amortized cost using the constant yield method.

Loan-backed bonds and structured securities are valued at amortized cost using the constant yield method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer survey values. These assumptions are consistent with the current interest rate and economic environment. The retrospective method is being used to value all securities.

Investment income is recognized on the accrual basis. Unrealized gains or losses on investments are recorded in unassigned deficit. Realized gains or losses on investments sold are determined on the basis of the specific identification method.

Common stocks, excluding investments in subsidiaries, are valued at market value. The Company's insurance subsidiary is reported at equity in the underlying statutory-basis of its net assets, and the Company's noninsurance subsidiary is reported at the GAAP-basis of its net assets. Real estate acquired in satisfaction of debt is stated at the lower of the appraised market value or the outstanding principal loan balance plus accrued interest and foreclosed costs.

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


            Notes to Statutory-Basis Financial Statements (continued)


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In 1996, 1995 and 1994, the Company transferred, in satisfaction of debt, mortgages with statement values of $0, $2,405,052 and $6,407,174, respectively, to foreclosed real estate. Subsequently, in 1996, 1995 and 1994, the Company wrote-down $929,713, $1,360,620, and $0, respectively, on these properties to reflect the carrying value at the lower of the current market valuation or the value transferred at the time of foreclosure. At year end, the Company held $2,268,120 of foreclosed real estate at adjusted book value which approximates market value.

SHORT-TERM INVESTMENTS

Short-term investments generally consist of treasury bills, commercial paper and money market instruments whose maturities at the time of acquisition are one year or less. Short-term instruments are valued at cost, which approximates market value.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The Asset Valuation Reserve (AVR) is designed to mitigate the effect of valuation and credit related losses on all invested assets with risk of loss including mortgages, real estate, fixed income securities, and common stocks. Changes in the AVR are accounted for as a direct increase or decrease in unassigned surplus.

The Interest Maintenance Reserve (IMR) captures realized capital gains and losses which result from changes in interest rate for all fixed income securities and amortizes these capital gains and losses into investment income over the original life of the investments sold. During 1995, the cumulative net gains were released from IMR in connection with a reinsurance treaty whereby the Company reinsured all of its fixed annuity business (see Note 6). This accounting was approved by the State of Delaware Department of Insurance as a permitted practice. Total net gains (losses) of $(59,933) were transferred into IMR and $541,484 was amortized and included in net investment income in 1994.

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


            Notes to Statutory-Basis Financial Statements (continued)


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PREMIUMS, ANNUITY CONSIDERATIONS AND DEPOSITS AND RELATED EXPENSES

Premiums, annuity considerations and deposits are recognized as revenue when received. Expenses, including acquisition costs such as commissions and other costs in connection with acquiring new business, are charged to operations as incurred.

AGGREGATE RESERVES

The reserves, developed using accepted actuarial methods, have been established and maintained on the basis of published mortality tables and prescribed interest rates per the National Association of Insurance Commissioners' standard valuation law, as adopted by the State of Delaware. The method used for the valuation of annuities is the Commissioner's Annuity Reserve Valuation Method (CARVM). Under this method the reserve is the highest present value of all future guaranteed cash surrender values.

Surrender values on policies do not exceed the corresponding reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

SEPARATE ACCOUNT

Separate account assets and liabilities reported in the accompanying balance sheets represent mutual funds that are separately administered for the exclusive benefit of variable annuity and variable life contractholders and are reported at fair market value. Since the contractholders receive the full benefit and bear the full risk of the separate account investments, the income, realized and unrealized gains and losses from such investments, is offset by an equivalent change in the liabilities related to the separate accounts. Transfers from separate account, net, primarily represents the difference between the contract owner's account value and the CARVM reserve. There are no reconciling items between the increase in separate account liability as shown on the statement of operations and the transfers as reported in the Summary of Operations of the Separate Account Statement. Fees charged on separate account deposits are included in other income.

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


            Notes to Statutory-Basis Financial Statements (continued)


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Annuity and variable life premiums, considerations and deposits for the separate accounts, net of reinsurance, are $1,027,373,531, $728,682,163 and $975,538,582
for 1996, 1995 and 1994, respectively.

UNCONSOLIDATED SUBSIDIARIES

The Company records its equity in the earnings of unconsolidated subsidiaries as net investment income. The Company owns 100% of the outstanding common stock of First North American Life Assurance Company and NASL Financial Services, Inc.

Summarized financial data for unconsolidated subsidiaries at December 31, 1996 and 1995 is shown below:

                                                    1996         1995
                                                  ----------------------
                                                       (In thousands)
      Total assets at year end                    $471,166      $318,326
      Total liabilities at year end                440,862       304,409
      Net income                                     3,175         1,220

FEDERAL INCOME TAXES

The Company will participate as a member of the NAWL affiliated group, filing a consolidated federal income tax return. The Company will file separate state returns.

The method of allocation between companies is subject to a tax sharing agreement. The tax liability is allocated to each member on a pro rata basis based on the relationship the member's tax liability (computed on a separate return basis) bears to the tax liability of the consolidated group. The tax charge to the Company shall not be more than the Company would have paid on a separate return basis.

Income before federal income taxes differs from taxable income principally due to policy acquisition costs, differences in annuity reserves for tax and financial reporting purposes, the equity earnings of unconsolidated subsidiaries and reinsurance allowances.

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


            Notes to Statutory-Basis Financial Statements (continued)


2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed, such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1997, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements. The impact of any such changes on the Company's statutory-surplus cannot be determined at this time and could be material.

3. INVESTMENTS

The major components of investment income are as follows:

                                              YEAR ENDED DECEMBER 31
                                        1996            1995            1994
                                    -------------------------------------------
Amortization of IMR                                 $11,040,025     $   541,484
Equity in undistributed income
  (loss) of subsidiaries            $ 3,086,798        (482,580)        737,688
Bonds                                   719,462      18,046,504      16,182,157
Common stock                             34,993         137,862         498,222
Short-term investments                  199,114       2,642,678       1,664,563
Mortgage loans                                        5,420,613      12,026,724
Real estate                             774,673       1,071,080       1,248,043
Policy loan interest                                    (32,300)         10,658
Interest rate swap                    1,632,000
Investment expenses                  (1,274,880)     (1,934,160)     (2,349,980)
                                    -------------------------------------------

Net investment income               $ 5,172,160     $35,909,722     $30,559,559
                                    ===========================================


                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


            Notes to Statutory-Basis Financial Statements (continued)


3. INVESTMENTS (CONTINUED)

The amortized and estimated fair value of investments in debt securities at December 31, 1996 and 1995 are as follows:

                                                         GROSS      GROSS      ESTIMATED
                                           AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                              COST       GAINS      LOSSES       VALUE
                                           ---------------------------------------------
                                                            (In thousands)
DECEMBER 31, 1996:
U.S. Treasury securities and
   obligations of U.S. Government
   agencies
                                           $ 6,916       $144      $   27      $ 7,033
Corporate debt securities                    6,009          2          17        5,994
Mortgage-backed securities                     923         19           4          938
                                           -------------------------------------------

Totals                                     $13,848       $165      $   48      $13,965
                                           ===========================================

DECEMBER 31, 1995:
U.S. Treasury securities and
   obligations of U.S. Government
   agencies
                                           $ 8,998       $362      $    3      $ 9,357
Corporate debt securities                    3,672        125           3        3,794
Mortgage-backed securities                   3,611        195                    3,806
                                           -------------------------------------------

Totals                                     $16,281       $682      $    6      $16,957
                                           ===========================================


                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


            Notes to Statutory-Basis Financial Statements (continued)


3. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of debt securities at December 31, 1996 by the contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers or lenders may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   AMORTIZED         ESTIMATED
                                                     COST           FAIR VALUE
                                                   ---------------------------
                                                          (In thousands)
Due in one year or less                            $ 7,136             $ 7,156
Due after one year through five years                3,494               3,539
Due after five years through ten years               1,938               1,914
Due after ten years                                    357                 418
Mortgage-backed securities                             923                 938
                                                   ---------------------------

Total                                              $13,848             $13,965
                                                   ===========================

The proceeds from sales of debt securities for the years ended December 31, 1996, 1995 and 1994 were $8,593,009, $743,955,966 and $74,622,566, respectively.
In 1996, gross gains and losses recognized on the sales were $338,975 and $1,775, respectively. In 1995, gross gains and losses on the sales were $10,452,916 and $2,035,657, respectively. In 1994, gross gains and losses on the sales were $1,600,852 and $1,660,785, respectively. Net realized gains (losses) of $0, $8,417,259 and $(59,933) for the years ended December 31, 1996, 1995 and
1994, respectively, were transferred to IMR.

Debt securities with a carrying value of $5,458,635 and $5,600,444 at December 31, 1996 and 1995, respectively, were on deposit with, or in custody accounts on behalf of certain state insurance departments.

4. FEDERAL INCOME TAXES

At December 31, 1996 and 1995, the Company had operating loss carryforwards of approximately $32,000,000 and $36,000,000, respectively, which expire between 2007 and 2010. During 1996, the Company utilized approximately $4,000,000 in net operating loss carryforwards to reduce taxable income.

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


            Notes to Statutory-Basis Financial Statements (continued)


5. LIFE AND ANNUITY ACTUARIAL RESERVES

The Company issues flexible premium deferred combination fixed and variable annuity contracts and variable life insurance contracts. Reserves for these contracts are established using the Commissioners Annuity Reserve Valuation Method (CARVM) and the Commissioner's Reserve Valuation Method (CRVM) as adopted by the State of Delaware Insurance Department. The reserves for the fixed portion of the contracts are subject to an indemnity reinsurance agreement and the reserves for the variable portion of the contracts are held in the separate account. The Company has reinsured its Minimum Guaranteed Death Benefit risks, and accordingly, is holding no reserve for this risk, which relates to the excess of Death Benefit over policyholder Account Value. The Company does not offer surrender values in excess of the reserves.

Withdrawal characteristics of Annuity Actuarial Reserves and Deposit Liabilities
are as follows:
Subject to discretionary withdrawal with market
   value adjustment
                                                       $  385,506,134      5.64%
Subject to discretionary withdrawal at book value
   less surrender charge (5% or more)                     139,439,719      2.04
Subject to discretionary withdrawal at market value     6,269,263,219     91.75
Subject to discretionary withdrawal at book value          18,704,535       .27
                                                       ------------------------
Subtotal                                                6,812,913,607     99.70

Not subject to discretionary withdrawal provision          20,342,476       .30
                                                       ------------------------
Total annuity actuarial reserve and deposit fund
   liabilities
                                                        6,833,256,083       100%
Expense gap reserve                                         1,298,797
Reinsurance ceded                                        (559,828,843)
                                                       ------------------------

Total net annuity actuarial reserves and deposit
   funds liabilities                                   $6,274,726,037
                                                       ========================

6. REINSURANCE

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reinsurance transactions have been entered into primarily to improve cash flow and statutory capital.

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


            Notes to Statutory-Basis Financial Statements (continued)


6. REINSURANCE (CONTINUED)

Effective June 30, 1995, an indemnity coinsurance agreement was entered into between the Company and Peoples Security Life Insurance Company (Peoples or the Reinsurer), a AAA rated subsidiary of the Providian Corporation, to reinsure both in force and new fixed annuity business written by the Company.

The indemnity aspects of the agreement provide that the Company remains liable for the contractual obligations whereas the Reinsurer agrees to indemnify the Company for any contractual claims incurred. The coinsurance aspects of the agreement require the Company to transfer all assets backing the fixed annuity obligations to the Reinsurer together with all future fixed premiums received by the Company for fixed annuity contracts. Once transferred, the assets belong to the Reinsurer. In exchange, the Reinsurer reimburses the Company for all claims and provides expense allowances to cover commissions and other costs associated with the fixed annuity business.

The Reinsurer is responsible for investing the asset and is at risk for any potential investment gains and losses. There is no recourse back to the Company if investment losses are incurred. Under this agreement, the Company will continue to administer the fixed annuity business for which it will earn an expense allowance. The Company has set up a reserve of $1,298,797 and $1,931,894 at December 31, 1996 and 1995, respectively, to recognize that expense allowances received from Providian under this indemnity coinsurance agreement do not fully reimburse the Company for overhead expenses allocated to the fixed annuity line of business.

The reinsurance agreement required the Company to transfer to the Reinsurer a consideration of $726.7 million in cash or securities, to cover all in force business as of June 30, 1995.

The financial impact of the reinsurance agreement was as follows (in millions):
Net loss from operations:
   Consideration paid to reinsurer                                     $(726.7)
   Net reserves reinsured                                                725.1
   Expense gap reserve                                                    (1.9)
                                                                       -------
                                                                          (3.5)
Capital and surplus adjustments:
   Release of IMR                                                         11.0
   Market loss on sale of mortgages                                       (2.2)
   Release of bond and mortgage asset valuation reserve                    4.7
                                                                       -------

Net impact on surplus                                                  $  10.0
                                                                       =======


                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


            Notes to Statutory-Basis Financial Statements (continued)


6. REINSURANCE (CONTINUED)

Effective July 1, 1995 and August 1, 1995, the Company entered into treaties with the Connecticut General Life Insurance Company (CIGNA) and Swiss Re Life Insurance Company, respectively, to reinsure its Minimum Death Benefit Guarantee risks. Each company has assumed 50% of the risk. In addition, the Company reinsured 50% of its risk related to the waiving of surrender charges at death with CIGNA. The Company is paying the reinsurers an asset based premium, the level of which varies with both the amount of exposure to this risk and the realized experience.

Effective November 1, 1995, the Company entered into a treaty with Transamerica Occidential Life Insurance Company. Transamerica will reinsure a 50% quota share of the variable portion of the Company's VLI contracts. In addition, Transamerica will also reinsure 80% of this product's net amount at risk in excess of the Company's retention limit of $100,000 on a YRT basis.

During 1984, the Company assumed from its Parent, NAL, approximately 26% of NAL's ordinary and group vested annuity contracts issued in the United States prior to 1983. In December 1989, the percentage assumed was increased to 90%. On March 31, 1995, this agreement was 100% recaptured. To effect this recapture, the Company paid NAL $1,445,889. At December 31, 1996 and 1995, the Company had no liability for future policy benefits under this contract.

Effective October 1, 1988, the Company ceded 18% of its variable annuity contracts (policy from 203-VA) to its parent NAL under a modified coinsurance agreement. Under this agreement, NAL provides the Company with an expense allowance on reinsured premiums which is repaid out of a portion of future profits on the business reinsured. The agreement provides full risk transfer of mortality, persistency and investment performance to the reinsurer with respect to the portion reinsured. Effective July 1, 1992, the quota share percentage was increased to 36%.

On December 31, 1993, the Company entered into a modified coinsurance agreement with an ITT Lyndon Life, a non-related third party to cede the remaining 64% of the Company's variable annuity contracts (policy form 203-VA) and 95% of the Company's new variable annuity contract series issued in 1994 (policy form Ven
10). The Company received approximately $25 million in cash representing withheld premiums of $15 million and $10 million ceding commission. The amounts of withheld premiums will be repaid with interest over five years. The ceding commission is payable out of future profits generated by the business reinsured.

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


            Notes to Statutory-Basis Financial Statements (continued)


6. REINSURANCE (CONTINUED)

Effective December 31, 1994, the Company recaptured its reinsurance with NAL. Upon recapture, 1994 operating results were negatively impacted by a one-time recapture fee of approximately $6.5 million. Concurrent with this transaction, the Company ceded 31% of the recaptured contracts (policy form 203-VA) to ITT Lyndon Life bringing the portion of these contracts reinsured by ITT Lyndon to 95%. In return, the Company received consideration of $5.2 million which is reflected as a surplus adjustment to be amortized into income in future years. During 1996, $3.0 million was amortized into income.

Effective December 31, 1994, the Company entered into an indemnity reinsurance agreement with Paine Webber Life to reinsure a portion of its policy forms 207-VA, VFA, VENTURE.001, and VENTURE.003. The quota share percentage varies between 15% and 35% depending on the policy form. The form of reinsurance is modified coinsurance and only covers the variable portion of contracts written by Paine Webber brokers. The Company received an allowance of $1,580,896 to complete this transaction. All elements of risk (including mortality, persistency, investment performance) have been transferred with the exception of the minimum death benefit guarantee. The Company receives an allowance to cover the expected cost of the minimum death benefit guarantee.

In the event of insolvency of a reinsurer, the Company remains primarily liable to its policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company and, accordingly, the Company periodically monitors the financial condition of its reinsurers.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits or a significant change in the ownership of the Company. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1996 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

The Company has estimated that the aggregate reduction in surplus that would occur if all reinsurance agreements currently in effect were terminated would be $14,178,002 at December 31, 1996.

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


                  Notes to Statutory-Basis Financial Statements


7. RELATED-PARTY TRANSACTIONS

In connection with the fixed annuity indemnity coinsurance agreement entered into in 1995 (see Note 6), the Company pooled its mortgage portfolio (book value of approximately $106 million) and transferred a senior participation interest to an affiliate of the reinsurer. The senior interest was transferred for a purchase price of approximately $72 million and entitles an affiliate of the reinsurer to 100% of the cash flows produced by the portfolio until they recover in full the purchase price with interest at a rate of 7.52%. The remaining residual interest was transferred to First North American Realty, Inc., a wholly-owned subsidiary of the former Parent for a purchase price of $33 million. As a result of the sale of the senior and residual interests in the Company's mortgages, the Company has no further economic interest in any mortgages and hence has reported zero mortgage loan assets on its balance sheet as of December 31, 1995.

The Company utilizes various services administered by MLI in 1996 and NAL for 1995 and 1994, such as payroll and investment accounting. The charges for these services were approximately $6,053,000, $295,000 and $234,000 in 1996, 1995 and
1994, respectively. During 1996, MLI changed the allocation method of expenses subsequent to the merger with NAL. At December 31, 1996 and 1995, the Company had a net liability to MLI of $4,348,511 and NAL of $5,928,889, respectively.

The Company's annuity and insurance contracts are distributed through NASL Financial pursuant to an underwriting agreement. NASL Financial has entered into an agreement with Wood Logan Associates, an affiliate, to act as the promotional agent for the sale of annuity and variable life contracts. At December 31, 1996, the Company had a payable to NASL Financial for $999,328 and at December 31, 1995, the Company had a receivable from NASL Financial for $881,119.

The Company provides various services and personnel to FNA for accounting, actuarial, administration and systems support. These services are allocated on a pro rata basis and charged as incurred. The total costs allocated for these services in 1996, 1995 and 1994 were approximately $661,000, $456,000 and $418,000, respectively. At December 31, 1996, the Company had a net receivable from FNA for $1,336,725.

The financial statements have been prepared from the records maintained by the Company and may not necessarily be indicative of the financial conditions or results of operations that would have occurred if the Company had been operated as an unaffiliated corporation (see also Notes 1, 3, 6, 8, 9 and 12 for additional related-party transactions).

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


                  Notes to Statutory-Basis Financial Statements


8. BORROWED MONEY

The Company has an unsecured line of credit with State Street Bank and Trust in the amount of $10,000,000, bearing interest based on the bank's money market rate plus 50 basis points. There were no outstanding balances at December 31, 1996 and December 31, 1995. Interest expense was approximately $244,000, $76,000 and $81,600 in 1996, 1995 and 1994, respectively.

The Company has a revolving credit line with MLI. The original term of the agreement was seven years. Each additional borrowing under the agreement has a seven year term from the date of each additional borrowing. The balance outstanding at December 31, 1996 is $137,864,052. Principal and interest is payable in quarterly installments. The interest rate is Libor plus 32.5 basis points. Accrued interest at December 31, 1996 is $336,627.

During 1995, the Company had a $150 million revolving credit and term loan agreement (the Loan) with the Canadian Imperial Bank of Commerce and Deutsche Bank AG. The amount outstanding at December 31, 1995 was in the form of a term loan of $107 million. In April of 1996, the loan was paid in full and the credit line with MLI described above was established.

On December 20, 1994, the Company received $20,000,000 from its former Parent in the form of a surplus note agreement with interest at 8%. This surplus note agreement was assumed by the Parent upon the merger described in Note 1. The note and accrued interest are subordinated to payments due to policyholders and other claimants. Principal and interest payments can be made only upon prior approval of the Insurance Department of the State of Delaware. Interest accrued at December 31, 1996 and 1995 was $1,591,232 and $3,248,219, respectively.
Interest accrued at December 31, 1995 was paid during 1996.

9. DEFERRED COMPENSATION AND RETIREMENT PLANS

Prior to December 31, 1995, NAL maintained the NALACO Pension Plan (the Plan), a defined benefit pension plan for all U.S. employees which vests at five years of service. Sponsorship of this plan was assumed by MLI at the time of the merger. Benefit payout is a function of years of service and average earnings during the employee's last five years of service. MLI's funding policy is to contribute annually the normal cost up to the maximum amount that can be deducted for federal income tax purposes and to charge each subsidiary for its allocable share of such contributions based on a percentage of payroll. No pension cost was allocated to the Company in 1996 or 1995 as the plan was subject to the full funding limitation under the Internal Revenue Code. At December 31,

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


                  Notes to Statutory-Basis Financial Statements


9. DEFERRED COMPENSATION AND RETIREMENT PLANS (CONTINUED)

1996, the Plan's total accumulated benefit obligation determined in accordance with SFAS No. 87 and valued at January 1, 1996 based on an assumed interest rate of 7% was $10,183,862, including vested benefits of $10,094,294 and fair value of assets of $24,427,811.

The Company sponsors a defined contribution retirement plan pursuant to regulation 401(k) of the Internal Revenue Code. All employees on September 1, 1990 were eligible to participate. Employees hired after September 1, 1990 will be eligible after one year of service and attaining age 21. The Company contributes two percent of base pay plus fifty percent of the employee savings contribution. The employee savings contribution is limited to six percent of base pay. The Company contributed $298,997, $203,248 and $167,148 in 1996, 1995 and 1994, respectively.

10. LEASES

The Company leases its office space and various office equipment under operating lease agreements. For the years ended December 31, 1996, 1995 and 1994, the Company incurred rent expense of $1,144,402, $1,388,780 and $840,233, respectively. The Company negotiated a ten-year lease for new office space which commenced in March 1992. In connection with the lease, the Company was required to deposit $1,500,000 in an escrow account as security toward fulfilling the future lease commitment. The balance of the escrow at December 31, 1996 is $900,000.

The minimum lease payments associated with the office space and various office equipment under operating lease agreements is as follows:

                                           MINIMUM
                                            LEASE
                                          PAYMENTS
                                         ----------
     Year ended:
        1997                             $1,180,993
        1998                              1,204,160
        1999                              1,199,923
        2000                              1,197,368
        2001                              1,197,368
     Remaining years                      1,185,908
                                         ----------

     Total                               $7,165,720
                                         ==========


                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


                  Notes to Statutory-Basis Financial Statements


10. LEASES (CONTINUED)

The Company also guarantees FNA's office space lease which has an annual cost to FNA of approximately $80,000.

11. INTEREST RATE SWAP

The Company entered into an interest rate swap in 1995 with Canadian Imperial Bank of Commerce and Deutsche AG for the purpose of minimizing exposure to fluctuations in interest rates on a portion of the debt outstanding at that time. During 1996, the Company terminated this agreement and recognized a gain of $1.6 million which is recorded as a component of investment income.

12. GUARANTEE AGREEMENT

A guarantee agreement continues in effect, whereby the Parent has agreed to unconditionally guarantee that it will, on demand, make funds available to the Company for the timely payment of contractual claims made under fixed annuity and variable life contracts issued by the Company. The guarantee covers all outstanding fixed annuity contracts, including those issued prior to the date of the guarantee agreement.

13. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash and Short-term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Bonds: Fair values for bonds are based on quoted market prices or dealer quotes, where applicable. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services.

Assets and Liabilities of Separate Accounts: Separate account assets and liabilities are reported at estimated fair value in the Company's balance sheets.

                 North American Security Life Insurance Company
            (a Wholly-Owned Subsidiary of NAWL Holding Company, Inc.)


                  Notes to Statutory-Basis Financial Statements


13. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

Aggregate Reserves: Fair values of the Company's liabilities under contracts not involving significant mortality risk (deferred annuities) are stated at the cost the Company would incur to extinguish the liability, i.e., the cash surrender value.

The following sets forth a comparison of the carrying values and fair values of the Company's financial instruments at December 31, 1996 and 1995:

                                                  DECEMBER 31, 1996                    DECEMBER 31, 1995
                                            CARRYING             FAIR             CARRYING             FAIR
                                              VALUE             VALUE              VALUE               VALUE
                                         -----------------------------------------------------------------------
ASSETS:
Bonds                                    $   13,848,316    $   13,965,000      $   16,281,452     $   16,957,000
Common stocks                                30,305,498        30,305,498          20,097,789         20,097,789
Cash and short-term investments               7,321,515         7,321,515           1,797,230          1,797,230
Assets held in separate accounts          6,459,289,860     6,459,289,860       4,914,727,917      4,914,727,917

LIABILITIES:
Aggregate reserves for deferred
   annuities                                  3,674,617         3,674,617           1,931,894          1,931,894
Borrowed money                              138,200,680       138,200,680         107,865,148        107,865,148
Liabilities held in separate
   accounts                               6,271,051,420     6,459,289,860       4,758,269,014      4,914,727,917


                         REPORT OF INDEPENDENT AUDITORS



To the Contract Owners of
   NASL Variable Life Account of North American Security Life Insurance Company:

We have audited the accompanying statement of assets and contract owners' equity of NASL Variable Life Account of North American Security Life Insurance Company (the Company) as of December 31, 1996, and the related statement of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NASL Variable Life Account of North American Security Life Insurance Company at December 31, 1996, and the results of its operations and the changes in its net assets for the year then ended in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP


Boston, Massachusetts
February 14, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of
   NASL Variable Life Account:

We have audited the accompanying statement of operations and changes in net assets of the sub-accounts comprising NASL Variable Life Account (consisting of the Equity, Investment Quality Bond, Growth and Income, Pasadena Growth, Money Market, Global Equity, Global Government Bond, U.S. Government Securities, Conservative Asset Allocation, Moderate Asset Allocation, Aggressive Asset Allocation, Value Equity, and Strategic Bond sub-accounts) for the year ended December 31, 1995, and the statement of operations and changes in net assets of the International Growth and Income sub-account for the period January 9, 1995 (commencement of operations) to December 31, 1995, of North American Security Life Insurance Company. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of operations and changes in net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of operations and changes in net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of operations and changes in net assets. We believe that our audit of the statement of operations and changes in net assets provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the results of operations and changes in net assets of the aforementioned sub-accounts comprising NASL Variable Life Account of North American Security Life Insurance Company for the year or indicated period ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 23, 1996

NASL VARIABLE LIFE ACCOUNT
STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY-- December 31, 1996

ASSETS
Investments at market value:
Sub-accounts:
  Equity Portfolio - 101,974 Shares (Cost $2,161,901)                           $ 2,306,652
  Investment Quality Bond Portfolio - 41,406 Shares (Cost $478,520)                 492,320
  Growth and Income Portfolio - 132,846 Shares (Cost $2,374,476)                  2,574,547
  Blue Chip Growth Portfolio - 101,743 Shares (Cost $1,344,465)                   1,455,947
  Money Market Portfolio - 213,891 Shares (Cost ($2,138,908)                      2,138,908
  Global Equity Portfolio - 49,424 Shares (Cost $833,502)                           881,720
  Global Government Bond Portfolio - 16,536 Shares (Cost $235,126)                  247,539
  U.S. Government Securities Portfolio - 29,721 Shares (Cost $382,089)              395,890
  Conservative Asset Allocation Portfolio - 4,221 Shares (Cost $46,636)              49,130
  Moderate Asset Allocation Portfolio - 18,299 Shares (Cost $219,027)               228,560
  Aggressive Asset Allocation Portfolio - 8,995 Shares (Cost $113,875)              120,986
  Equity-Income Equity Portfolio - 90,497 Shares (Cost $1,310,262)                1,394,555
  Strategic Bond Portfolio - 69,898 Shares (Cost $800,987)                          835,278
  International Growth and Income Portfolio - 79,649 Shares (Cost $887,909)         937,470
  Growth Portfolio - 36,086 Shares (Cost $496,356)                                  495,454
  Small/Mid Cap Portfolio - 108,070 Shares (Cost $1,410,907)                      1,444,890
  International Small Cap Portfolio - 60,111 Shares (Cost $792,310)                 817,508
                                                                                -----------

     Total assets.............................................................  $16,817,354
                                                                                ===========


CONTRACT OWNERS'  EQUITY
     Variable life contracts..................................................  $16,817,354
                                                                                -----------

          Total contract owners' equity.......................................  $16,817,354
                                                                                ===========








                             See accompanying notes.

NASL VARIABLE LIFE ACCOUNT
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                               Sub-Account
                                          --------------------------------------------------------------------------------------

                                                                                Investment
                                                    Equity                     Quality Bond                 Growth and Income
                                          -------------------------      ------------------------      -------------------------

                                            Year Ended December 31        Year Ended December 31         Year Ended December 31
                                          -------------------------      ------------------------      -------------------------

                                                1996           1995            1996          1995            1996           1995
                                          ----------     ----------      ----------    ----------      ----------     ----------
Dividend Income ......................    $   28,154        $     0        $  1,295            $0      $    7,243        $     0

Net realized gain (loss) .............         2,428              0              (6)            0           1,877              0
Unrealized appreciation (depreciation)
    during the period ................       144,611            140          13,800             0         199,709            362
                                          ----------        -------        --------            --      ----------        -------

Net increase in net assets
    from operations ..................       175,193            140          15,089             0         208,829            362
                                          ----------        -------        --------            --      ----------        -------


Changes from principal transactions:
  Purchase payments ..................             0              0               0             0               0              0
  Transfers between sub-accounts
    and the Company ..................     2,128,334         37,594         481,362             0       2,333,367         62,660
  Withdrawals ........................       (12,213)             0               0             0         (11,518)             0
  Annual contract fee ................       (22,396)             0          (4,131)            0         (19,153)             0
                                          ----------        -------        --------            --      ----------        -------

Net increase (decrease) in net assets
    from principal transactions ......     2,093,725         37,594         477,231             0       2,302,696         62,660
                                          ----------        -------        --------            --      ----------        -------

Total increase in net assets .........     2,268,918         37,734         492,320             0       2,511,525         63,022

Net assets at beginning of period ....        37,734              0               0             0          63,022              0
                                          ----------        -------        --------            --      ----------        -------

Net assets at end of period ..........    $2,306,652        $37,734        $492,320            $0      $2,574,547        $63,022
                                          ==========        =======        ========            ==      ==========        =======






                             See accompanying notes.

NASL VARIABLE LIFE ACCOUNT
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (continued)


                                                                               Sub-Account
                                          --------------------------------------------------------------------------------------

                                               Blue Chip Growth                 Money Market                  Global Equity
                                           -------------------------      ------------------------     -------------------------

                                            Year Ended December 31        Year Ended December 31         Year Ended December 31
                                          -------------------------      ------------------------      -------------------------

                                                1996           1995            1996           1995            1996           1995
                                          ----------     ----------      ----------     ----------      ----------     ----------
Dividend Income.........................  $      143        $     0      $     53,005    $     326       $   1,350       $      0

Net realized gain (loss)................       3,632              0                 0            0             270              0
Unrealized appreciation (depreciation)
    during the period...................     111,393             89                 0            0          48,218              0
                                          ----------        -------      ------------    ---------       ---------       --------

Net increase in net assets
    from operations.....................     115,168             89            53,005          326          49,838              0
                                          ----------        -------      ------------    ---------       ---------       --------


Changes from principal transactions:
  Purchase payments.....................           0              0        18,413,863      150,051          (9,883)             0
  Transfers between sub-accounts
    and the Company.....................   1,349,571         12,529       (15,915,805)    (150,377)        848,441              0
  Withdrawals...........................     (10,595)             0          (404,608)           0            (152)             0
  Annual contract fee...................     (10,815)             0            (7,547)           0          (6,524)             0
                                          ----------        -------      ------------    ---------       ---------       --------

Net increase (decrease) in net assets
    from principal transactions.........   1,328,161         12,529         2,085,903         (326)        831,882              0
                                          ----------        -------      ------------    ---------       ---------       --------

Total increase in net assets............   1,443,329         12,618         2,138,908            0         881,720              0

Net assets at beginning of period.......      12,618              0                 0            0               0              0
                                          ----------        -------      ------------    ---------       ---------       --------

Net assets at end of period.............  $1,455,947        $12,618      $  2,138,908    $       0       $ 881,720       $      0
                                          ==========        =======      ============    =========       =========       ========





                             See accompanying notes.

NASL VARIABLE LIFE ACCOUNT
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (continued)


                                                                               Sub-Account
                                          --------------------------------------------------------------------------------------

                                                    Global                         U.S.                       Conservative
                                               Government Bond             Government Securities            Asset Allocation
                                          -------------------------      ------------------------      -------------------------

                                            Year Ended December 31        Year Ended December 31         Year Ended December 31
                                          -------------------------      ------------------------      -------------------------

                                                1996           1995            1996          1995            1996           1995
                                          ----------     ----------      ----------    ----------      ----------     ----------
Dividend Income ......................      $  2,225             $0        $ 14,096       $     0         $    62            $0

Net realized gain (loss) .............          (391)             0         (11,342)            0             (23)            0
Unrealized appreciation (depreciation)
    during the period ................        12,413              0          13,783            18           2,494             0
                                            --------             --        --------       -------         -------            --

Net increase in net assets
    from operations ..................        14,247              0          16,537            18           2,533             0
                                            --------             --        --------       -------         -------            --

Changes from principal transactions:
  Purchase payments ..................             0              0               0             0               0             0
  Transfers between sub-accounts
    and the Company ..................       235,194              0         373,224        12,529          47,181             0
  Withdrawals ........................             0              0               0             0               0             0
  Annual contract fee ................        (1,902)             0          (6,418)            0            (584)            0
                                            --------             --        --------       -------         -------            --

Net increase (decrease) in net assets
    from principal transactions ......       233,292              0         366,806        12,529          46,597             0
                                            --------             --        --------       -------         -------            --

Total increase in net assets .........       247,539              0         383,343        12,547          49,130             0

Net assets at beginning of period ....             0              0          12,547             0               0             0
                                            --------             --        --------       -------         -------            --

Net assets at end of period ..........      $247,539             $0        $395,890       $12,547         $49,130            $0
                                            ========             ==        ========       =======         =======            ==






                             See accompanying notes.

NASL VARIABLE LIFE ACCOUNT
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (continued)


                                                                               Sub-Account
                                          --------------------------------------------------------------------------------------

                                                   Moderate                     Aggressive                       Equity-
                                               Asset Allocation              Asset Allocation                    Income
                                          -------------------------      ------------------------      -------------------------

                                            Year Ended December 31        Year Ended December 31         Year Ended December 31
                                          -------------------------      ------------------------      -------------------------

                                                1996           1995            1996          1995            1996           1995
                                          ----------     ----------      ----------    ----------      ----------     ----------
Dividend Income ......................      $      0             $0        $  1,890       $     0      $    2,648             $0

Net realized gain (loss) .............            30              0               0             0             720              0
Unrealized appreciation (depreciation)
    during the period ................         9,533              0           6,993           118          84,293              0
                                            --------             --        --------       -------      ----------             --

Net increase in net assets
    from operations ..................         9,563              0           8,883           118          87,661              0
                                            --------             --        --------       -------      ----------             --

Changes from principal transactions:
  Purchase payments ..................             0              0               0             0               0              0
  Transfers between sub-accounts
    and the Company ..................       220,908              0          88,581        25,065       1,322,582              0
  Withdrawals ........................             0              0               0             0          (5,643)             0
  Annual contract fee ................        (1,911)             0          (1,661)            0         (10,045)             0
                                            --------             --        --------       -------      ----------             --

Net increase (decrease) in net assets
    from principal transactions ......       218,997              0          86,920        25,065       1,306,894              0
                                            --------             --        --------       -------      ----------             --

Total increase in net assets .........       228,560              0          95,803        25,183       1,394,555              0

Net assets at beginning of period ....             0              0          25,183             0               0              0
                                            --------             --        --------       -------      ----------             --

Net assets at end of period ..........      $228,560             $0        $120,986       $25,183      $1,394,555             $0
                                            ========             ==        ========       =======      ==========             ==





                             See accompanying notes.

NASL VARIABLE LIFE ACCOUNT
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (continued)


                                                                               Sub-Account
                                          --------------------------------------------------------------------------------------

                                                   Strategic                  International
                                                     Bond                   Growth and Income                   Growth(1)
                                          -------------------------      ------------------------      -------------------------

                                            Year Ended December 31        Year Ended December 31         Year Ended December 31
                                          -------------------------      ------------------------      -------------------------

                                                1996           1995            1996          1995            1996           1995
                                          ----------     ----------      ----------    ----------      ----------     ----------
Dividend Income ......................      $  3,068             $0        $     48            $0        $  3,100             $0

Net realized gain (loss) .............         9,899              0              78             0             302              0
Unrealized appreciation (depreciation)
    during the period ................        34,291              0          49,561             0            (902)             0
                                            --------             --        --------            --        --------             --
Net increase in net assets
    from operations ..................        47,258              0          49,687             0           2,500              0
                                            --------             --        --------            --        --------             --

Changes from principal transactions:
  Purchase payments ..................        16,511              0               0             0               0              0
  Transfers between sub-accounts
    and the Company ..................       790,429              0         895,937             0         500,520              0
  Withdrawals ........................       (12,323)             0               0             0          (5,675)             0
  Annual contract fee ................        (6,597)             0          (8,154)            0          (1,891)             0
                                            --------             --        --------            --        --------             --
Net increase (decrease) in net assets
    from principal transactions ......       788,020              0         887,783             0         492,954              0
                                            --------             --        --------            --        --------             --
Total increase in net assets .........       835,278              0         937,470             0         495,454              0

Net assets at beginning of period ....             0              0               0             0               0              0
                                            --------             --        --------            --        --------             --
Net assets at end of period ..........      $835,278             $0        $937,470            $0        $495,454             $0
                                            ========             ==        ========            ==        ========             ==

(1)  From commencement of operations July 15, 1996






                             See accompanying notes.

NASL VARIABLE LIFE ACCOUNT
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (continued)


                                                               Sub-Account
                                          -------------------------------------------------------

                                                  Small/Mid                   International
                                                     Cap                       Small Cap(2)                Total          Total
                                          -------------------------      ------------------------      ------------    ------------

                                           Period Ended December 31       Period Ended December 31     Period Ended    Period Ended
                                           ------------------------       ------------------------      December 31,    December 31,
                                                1996           1995            1996          1995          1996            1995
                                          ----------     ----------      ----------    ----------      ------------    ------------
Dividend Income ......................    $        0             $0        $  2,976            $0       $   121,303        $    326

Net realized gain (loss) .............           (33)             0               3             0             7,444               0
Unrealized appreciation (depreciation)
    during the period ................        33,983              0          25,198             0           789,371             727
                                          ----------             --        --------            --       -----------        --------
Net increase in net assets
    from operations ..................        33,950              0          28,177             0           918,118           1,053
                                          ----------             --        --------            --       -----------        --------
Changes from principal transactions:
  Purchase payments ..................             0              0               0             0        18,420,491         150,051
  Transfers between sub-accounts
    and the Company ..................     1,420,092              0         793,633             0        (2,086,449)              0
  Withdrawals ........................           (97)             0            (100)            0          (462,924)              0
  Annual contract fee ................        (9,055)             0          (4,202)            0          (122,986)              0
                                          ----------             --        --------            --       -----------        --------
Net increase (decrease) in net assets
    from principal transactions ......     1,410,940              0         789,331             0        15,748,132         150,051
                                          ----------             --        --------            --       -----------        --------
Total increase in net assets .........     1,444,890              0         817,508             0        16,666,250         151,104

Net assets at beginning of period ....             0              0               0             0           151,104               0
                                          ----------             --        --------            --       -----------        --------
Net assets at end of period ..........    $1,444,890             $0        $817,508            $0       $16,817,354        $151,104
                                          ==========             ==        ========            ==       ===========        ========

(2)  From commencement of operations March 4, 1996





                             See accompanying notes.

                           NASL VARIABLE LIFE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1996


1. ORGANIZATION:

The NASL Variable Life Account (the "Account") is a separate account established by North American Security Life Insurance Company (the "Company"). The Account became effective at the commencement of operations on November 1, 1995, as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and invests in the NASL Series Trust (the "Trust") which currently consists of seventeen sub-accounts. The Account is a funding vehicle for variable life contracts (the "Contracts") issued by the Company. The Company is a wholly-owned subsidiary of NAWL Holding Company, Inc. ("NAWL"). NAWL holds all the outstanding shares of the Company and Wood Logan Associates, Inc. ("WLA"). Manufacturers Life Insurance Company ("MLI") owns all class A shares of NAWL, representing 85% of the voting shares of NAWL. Certain employees of WLA own all class B shares, which represent the remaining 15% voting interest in NAWL. Prior to January 1, 1996, The Company was a wholly-owned subsidiary of North American Life Assurance Company (NAL), a Canadian mutual life insurance company. NAL merged with the Manufacturers Life Insurance Company of Canada effective January 1, 1996. The surviving company will conduct business under the name "Manufacturers Life Insurance Company."

On March 4, 1996, two new sub-accounts, Small/Mid Cap and International Small Cap, commenced operations. On July 15, 1996, the Growth sub-account commenced operations. Effective October 1, 1996, the name of Pasadena Growth was changed to Blue Chip Growth. Effective December 31, 1996, the name of Value Equity was changed to Equity-Income.

Effective after the close of business on December 31, 1996, the portfolios of the Manulife Series Funds, Inc. (a series trust of MLI) were merged with the NASL Series Trust. As a result of this merger, eight additional sub-accounts will be available as investment options to the contract owners of the Account beginning in 1997. Also, effective after the close of business on December 31, 1996, ten new sub-accounts were created which will be available as investment options for contract owners in 1997. The merger and the creation of the new funds had no effect on the statement of assets and contract owners' equity as of December 31, 1996 nor the statement of operations and changes in net assets for the year then ended.


2. SIGNIFICANT ACCOUNTING POLICIES:

Investments are made in the portfolios of the Trust and are valued at the reported net asset values of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Investment Company act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                           NASL VARIABLE LIFE ACCOUNT

                                December 31, 1996



3. AFFILIATED COMPANY TRANSACTIONS:

Administrative services necessary for the operation of the Account are borne by the Company. The Company has an underwriting agreement with its wholly-owned subsidiary, NASL Financial Services, Inc. ("NASL Financial"). NASL Financial has a promotional agent agreement with Wood Logan Associates, Inc., an affiliate of the Company, to promote the sales of annuity contracts. Certain officers of the Account are officers and directors of the Company or the Trust.


4. CONTRACT CHARGES:

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a surrender, a contingent deferred sales charge may be charged by the Company to cover sales expenses. A monthly administrative charge of $2.50 per month is imposed upon contracts with less than $100,000 of total premium payments.

On each monthly contract anniversary day, charges are deducted proportionately from all investment accounts. Certain charges are expressed as an annual percentage of the owner's contract value.

     Three of these charges are deducted only during the first ten contract years:

          (i)   0.25% for distribution cost incurred by the Company.

          (ii) 0.25% for state premium taxes to be paid by the Company as a result of receipt of premium payments.

          (iii) 0.15% for the Company's increased federal taxes caused by its receipt of premium payments.

     Two of these charges are deducted for all contract years:

          (i)   0.40% charge for contract administration

          (ii) 0.35% charge for the death benefit provided by the contract (0.55% after the first ten contract years). If there is more than one insured, this charge is 0.10% (0.30% after the first ten contract years).

          (iii) A charge at an annual rate of 0.90% of the value of each variable investment account is deducted monthly for the mortality and expense risks assumed by the Company in connection with the contract.

                           NASL VARIABLE LIFE ACCOUNT

                   NOTES TO FINANCIAL STATEMENTS - (Continued)
                                December 31, 1996





5. PURCHASES AND SALES OF INVESTMENTS:

The following table shows aggregate cost of shares purchased and proceeds from sales of each sub-account for the year ended December 31, 1996.

                                                    Purchases               Sales
                                                    ---------               -----
    Equity Portfolio                              $ 2,481,250         $   359,371
    Investment Quality Bond Portfolio                 582,388             103,862
    Growth and Income Portfolio                     2,326,281              16,342
    Blue Chip Growth Portfolio                      1,355,488              27,184
    Money Market Portfolio                         12,718,574          10,579,666
    Global Equity Portfolio                           881,023              47,791
    Global Government Bond Portfolio                  241,414               5,897
    U.S. Government Securities Portfolio              679,377             298,475
    Conservative Asset Allocation Portfolio            47,143                 484
    Moderate Asset Allocation Portfolio               220,045               1,048
    Aggressive Asset Allocation Portfolio              90,539               1,729
    Equity-Income Portfolio                         1,354,157              44,615
    Strategic Bond Portfolio                        1,212,083             420,995
    International Growth and Income Portfolio         890,404               2,573
    Growth Portfolio                                  500,584               4,530
    Small/Mid Cap Portfolio                         1,429,154              18,214
    International Small Cap Portfolio                 792,600                 293
                                                  -----------         -----------
    Total                                         $27,802,504         $11,933,069
                                                  ===========         ===========


6. UNIT VALUES:

   A summary of the accumulated unit values at December 31, 1995 and 1996 and the accumulation of units and dollar value outstanding at December 31, 1996 are as follows:



                                                      1995                                          1996
                                                  -----------               -----------------------------------------------------
                                                      Unit                      Unit
                                                     Value                     Value               Units                Dollars
                                                  -----------               -----------         -----------           -----------
       Equity sub-account                         $105.747711               $127.042679             18,157            $ 2,306,652

       Investment Quality Bond                     104.142012                106.831619              4,608                492,320
          sub-account

       Growth and Income sub-account               105.681085                129.813549             19,833              2,574,547

       Blue Chip Growth sub-account                104.300091                131.314663             11,087              1,455,947

       Money Market sub-account                    101.201673                106.319450             20,118              2,138,908

       Global Equity sub-account                   102.678571                115.632438              7,625                881,720

       Global Government Bond                      105.660377                119.411568              2,073                247,539
          sub-account

       U.S. Government Securities                  102.941176                106.417541              3,720                395,890
          sub-account

       Conservative Asset Allocation               104.132974                111.458090                441                 49,130
          sub-account

       Moderate Asset Allocation                   104.733728                115.168639              1,985                228,560
          sub-account

       Aggressive Asset Allocation                 105.069501                118.726211              1,019                120,986
          sub-account

       Equity-Income sub-account                   103.756574                124.357387             11,214              1,394,555

       Strategic Bond sub-account                  104.646840                120.025315              6,959                835,278

       International Growth and Income             104.887082                118.110145              7,937                937,470
          sub-account

       Growth sub-account                           --------                 110.532600              4,482                495,454

       Small Mid/Cap sub-account                    --------                 106.960000             13,509              1,444,890

       International Small Cap                      --------                 109.201969              7,486                817,508
          sub-account
                                                                                                                      -----------
                                                                                                                      $16,817,354
                                                                                                                      ===========

                           NASL VARIABLE LIFE ACCOUNT

                   NOTES TO FINANCIAL STATEMENTS - (Continued)
                                December 31, 1996


7. DIVERSIFICATION REQUIREMENTS:

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


       REPRESENTATION OF INSURER PURSUANT TO SECTION 26 OF THE INVESTMENT
                              COMPANY ACT OF 1940



North American Security Life Insurance Company (the "Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.



                              RULE 484 UNDERTAKING

Section IX, paragraph D of the Promotional Agent Agreement among the North American Security Life Insurance Company (referred to therein as "Security Life"), NASL Financial Services, Inc. ("NASL Financial") and Wood Logan Associates, Inc. (referred to therein as "Promotional Agent") provides as follows:

a. NASL Financial and Security Life agree to indemnify and hold harmless Promotional Agent, its officers, directors and employees against any and all losses, claims, damages or liabilities to which they may become subject under the Securities Act of 1933 ("1933 Act"), the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in any registration statement for the Contracts filed pursuant to the 1933 Act or any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by NASL Financial or Security Life pursuant to
         Section VI, paragraph B of this Agreement.

b. Promotional Agent agrees to indemnify and hold harmless NASL Financial and Security Life, their officers, directors and employees against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any oral or written misrepresentation by Promotional Agent or its officers, directors, employees or agents unless such misrepresentation is contained in any registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by NASL Financial pursuant to Section VI, paragraph B of this Agreement or, (ii) the failure of Promotional Agent or its officers, directors, employees or agents to comply with any applicable provisions of this Agreement.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATIONS PURSUANT TO RULE 6e-3(T)

         This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

         Registrant makes the following representations:

         (1) Section 6e-3(T)(b)(13)(iii)(F) has been relied upon.

         (2) The level of the mortality and expense risks charge is within the range of industry practice for comparable contracts.

         (3) North American Security Life Insurance Company has concluded that there is a reasonable likelihood that the distribution financing arrangements for NASL Variable Life Account (the "Account") will benefit the Account and contract owners, and that it will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

         (4)The Account will invest only in management investment companies which have undertaken to have a board of directors or trustees, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

         The methodology used to support the representation made in paragraph
(2) above will be based upon an analysis of the mortality and expense risks charges contained in other variable life insurance contracts, including flexible premium products. Registrant undertakes to keep and make available to the Commission on request the documents used to support the representation in paragraph (2) above.


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet
         The cross-reference sheet
         The Prospectus consisting of 30 pages
         The undertaking required by Section 15(d) of the Securities Exchange Act of 1934
         The undertaking pursuant to Rule 484
         The representations pursuant to Rule 6e-3(T)
         The signatures Written consents of the following persons:


                  (a)      Hugh McHaffie, FSA, MAAA.1/
                  (b) Coopers & Lybrand, L.P.P., certified public accountants.1/
                  (c)      Ernst & Young LLP, certified public accountants. 1/
                  (d)      James D. Gallagher, Esq.1/
                  (e)      Jones & Blouch L.L.P.1/


         The following exhibits:

                                    EXHIBITS

1. The following exhibits correspond to those required by the instructions to Form S-6:

(A)(1)(a)(i)      Resolution of the Board of Directors of North American
                  Security Life Insurance Company establishing the NASL Variable
                  Life Account.5/

(A)(1)(a)(ii)     Resolution of the Board of Directors of North American
                  Security Life Insurance Company amending the terms of the NASL
                  Variable Life Account.6/


(A)(1)(a)(iii)    Resolution of the Board of Directors of North American
                  Security Life Insurance Company amending the terms of the NASL
                  Variable Life Account.1/


(A)(2)            Not Applicable

(A)(3)(a)(i)      Underwriting Agreement.6/

(A)(3)(a)(ii)     Promotional Agent Agreement.6/

(A)(3)(b)         Form of Broker-dealer Agreement.6/

(A)(3)(c)         Schedule of Sales Commission.7/

(A)(4)            Not Applicable

(A)(5)            Form of Modified Single Premium Variable Life Insurance
                  Policy.6/

(A)(6)(a) Certificate of Incorporation of North American Security Life Insurance Company.2/


(A)(6)(b)         (A)(6)(b) By-Laws of North American Security Life Insurance
                  Company.3/


(A)(7)            (A)(&) Not Applicable

(A)(8)            Not Applicable

(A)(9)            Not Applicable

(A)(10) Form of Application for Modified Single Premium Variable Life Insurance Policies.6/

(2)               Opinion and Consent of James D. Gallagher,Esq.1/

(6) Memorandum describing Issuance, Transfer, Redemption and Exchange Procedures for the Policy.6/

(7)(a) Power of Attorney - North American Security Life Insurance Company Directors.5/

(7)(b) Power of Attorney - North American Security Life Insurance Company Treasurer (Principal Financial and Accounting Officer).4/


(7)(c) Power of Attorney- John D. Richardson, Director and Chairman 1/ of North American Security Life Insurance Company


(27)             Financial Data Schedule, NASL Variable Life Account 1/

2. Consents of the following:


         (a) Hugh McHaffie, FSA,MAAA.1/
         (b) Jones & Blouch L.L.P.1/
         (c) Ernst & Young LLP 1/
         (d) Coopers & Lybrand, L.L.P.1/
         (e) James D. Gallagher, Esq.1/


3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

---------------------

1/ Filed herewith.

2/ Incorporated by reference to Registration Statement on Form S-6 for NASL Variable Account, filed with the SEC on September 24, 1984, File No. 2-93435.

3/ Incorporated by reference to Registration Statement on Form N-4 for NASL Variable Account, filed with the SEC on November 4, 1986, File No. 33-9960.

4/ Incorporated by reference to Registration Statement on Form N-4 for NASL Variable Account, filed with the SEC on April 2, 1993, File No. 33-28455.

5/ Incorporated by reference to Registration Statement on Form S-6 for NASL Variable Life Account, filed with the SEC on May 18, 1995, File No. 33-92466.

6/ Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6 for NASL Variable Life Account, filed with the SEC on August 22, 1995, File No. 33-92466.

7/ Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form S-6 for NASL Variable Life Account, filed with the SEC on September 26, 1995, File No. 33-92466.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, NASL Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 24th day of April, 1997.



                                             NASL VARIABLE LIFE ACCOUNT
                                                    (Registrant)


                                        By:  NORTH AMERICAN SECURITY
                                             LIFE INSURANCE COMPANY
                                                 (Depositor)

                                        By:  /s/ John D. DesPrez III
                                             -------------------------------
                                             John D. DesPrez III, President


Attest:

/s/ James D. Gallagher
-----------------------------
James D. Gallagher, Secretary


Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned on the 24th day of April, 1996 in the city of Boston, and Commonwealth of Massachusetts.


                                                 NORTH AMERICAN SECURITY
                                                 LIFE INSURANCE COMPANY
                                                      (Depositor)

                                            By:  /s/ John D. DesPrez III
                                                 ------------------------------
                                                 John D. DesPrez III, President

Attest:

/s/ James D. Gallagher
------------------------------
James D. Gallagher, Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the date indicated.



SIGNATURE                                   TITLE                              DATE
/s/ John D. DesPrez III                     Director and President             April 24, 1997
--------------------------                                                     (Date)
John D. DesPrez III


*                                           Director                           April 24, 1997
--------------------------                                                     (Date)
Peter S. Hutchison



*                                           Director and Chairman              April 24, 1997
--------------------------                  of the Board of Directors          (Date)
John D. Richardson


/s/ Richard C. Hirtle                       Vice President and                  April 24, 1997
--------------------------                  Treasurer (Principal               (Date)
Richard C. Hirtle                           Financial and Officer)


*By: /s/ Richard C. Hirtle                                                     April 24, 1997
     -----------------------                                                   (Date)
     Richard C. Hirtle
     Attorney-in-Fact
     Pursuant to Powers
     of Attorney

                                  EXHIBIT INDEX



EXHIBIT NO.                     DESCRIPTION                                                   PAGE NO.
-----------                     -----------                                                   --------
(A)(1)(a)(iii)                  Resolution of the Board of Directors of North American
                                Security Life Insurance Company amending the
                                terms of the NASL Variable Life Account.

7(c)                            Power of Attorney - John D. Richardson

Consent:

2(a)                            Hugh McHaffie,FSA,MAAA

2(b)                            Jones & Blouch L.L.P.

2(c)                            Ernst & Young LLP

2(d)                            Coopers & Lybrand, L.L.P.

2(e)                            James. D. Gallagher

27                              Financial Data Schedule, NASL Variable Life Account




                                       7